Exhibit 10.1

Execution Version

COMMON UNIT
PURCHASE AGREEMENT

BY AND AMONG
AMERICAN MIDSTREAM PARTNERS, LP
AND

THE PURCHASERS

TABLE OF CONTENTS

Page
ARTICLE I DEFINITIONS    1
Section 1.01Definitions    1
Section 1.02Accounting Procedures and Interpretation    5
ARTICLE II SALE AND PURCHASE    6
Section 2.01Sale and Purchase    6
Section 2.02Closing    6
Section 2.03Independent Nature of Purchasers’ Obligations and Rights    6
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP    7
Section 3.01Existence of Partnership and its Subsidiaries    7
Section 3.02Purchased Units, Capitalization and Valid Issuance    8
Section 3.03SEC Documents    9
Section 3.04Internal Accounting Controls    10
Section 3.05Litigation    10
Section 3.06No Material Adverse Change    10
Section 3.07No Conflicts    10
Section 3.08Authority    11
Section 3.09Approvals    11
Section 3.10Insurance    11
Section 3.11MLP Status    12
Section 3.12Investment Company Status    12
Section 3.13No Side Agreements    12
Section 3.14Offering    12
Section 3.15No Integrated Offering    12
Section 3.16Certain Fees    12
Section 3.17Form S-3 Eligibility    12
Section 3.18Shell Company Status    13
Section 3.19Compliance with Laws    13
Section 3.20Absence of Price Manipulation    13
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER    13
Section 4.01Valid Existence    13
Section 4.02No Conflicts    13
Section 4.03Investment    14
Section 4.04Nature of Purchaser    14
Section 4.05Receipt of Information    14
Section 4.06Restricted Securities    14
Section 4.07Certain Fees    15
Section 4.08Legend    15
Section 4.09Reliance on Exemptions    15

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Exhibit 10.1

Section 4.10Reliance on Purchaser Statements    15
Section 4.11Authority    15
Section 4.12Trading Activities    16
Section 4.13Short Selling    16
ARTICLE V COVENANTS    16
Section 5.01Taking of Necessary Action    16
Section 5.02Expenses    16
Section 5.03Return of Proceeds    17
Section 5.04Disclosure; Public Filings    17
Section 5.05Purchaser Lock-Up    17
Section 5.06Subsequent Offerings    17
Section 5.07Short Selling Acknowledgement and Agreement    17
Section 5.08NYSE Listing    18
Section 5.09Certain Special Allocations of Book and Taxable Income    18
Section 5.10Partnership Fees    18
ARTICLE VI CLOSING CONDITIONS    19
Section 6.01Conditions to the Closing    19
Section 6.02Partnership Deliveries    20
Section 6.03Purchaser Deliveries    21
ARTICLE VII INDEMNIFICATION, COSTS AND EXPENSES    22
Section 7.01Indemnification by the Partnership    22
Section 7.02Indemnification by Purchasers    22
Section 7.03Indemnification Procedure    23
ARTICLE VIII MISCELLANEOUS    24
Section 8.01Interpretation    24
Section 8.02Survival of Provisions    24
Section 8.03No Waiver; Modifications in Writing    24
Section 8.04Binding Effect; Assignment    25
Section 8.05Aggregation of Purchased Units    25
Section 8.06Confidentiality and Non-Disclosure    25
Section 8.07Communications    25
Section 8.08Removal of Legend    26
Section 8.09Entire Agreement    27
Section 8.10Governing Law    27
Section 8.11Execution in Counterparts    27
Section 8.12Termination    27
Section 8.13Recapitalization, Exchanges, Etc    28
Section 8.14Obligations Limited to Parties to Agreement    28

Schedules and Exhibits

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Exhibit 10.1

Schedule 2.01    —    List of Purchasers and Commitment Amounts
Schedule 3.02     —    Material Subsidiaries
Schedule 8.07    —    Notice and Contact Information
Exhibit A    —    Form of Registration Rights Agreement
Exhibit B    —    Form of Holland & Hart Legal Opinion

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Exhibit 10.1

COMMON UNIT PURCHASE AGREEMENT
This COMMON UNIT PURCHASE AGREEMENT, is made and entered into as of July 14, 2014 (this “Agreement”), by and among American Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), and each of the Purchasers listed in Schedule 2.01 attached hereto (each referred to herein as a “Purchaser” and collectively, the “Purchasers”).
WHEREAS, the Partnership desires to issue and sell to the Purchasers, and each Purchaser desires to purchase from the Partnership, certain common units representing limited partnership interests in the Partnership (“Common Units”) in accordance with the provisions of this Agreement; and
WHEREAS, the Partnership and the Purchasers will enter into a registration rights agreement (the “Registration Rights Agreement”), substantially in the form attached hereto as Exhibit A, pursuant to which the Partnership will provide the Purchasers with certain registration rights with respect to the Common Units to be issued and sold to the Purchasers pursuant to this Agreement (the “Purchased Units”).
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership and each of the Purchasers, severally and not jointly, hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01    Definitions.     As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:
“8-K Filing” has the meaning specified in Section 5.04.
“Action” against a Person means any lawsuit, action, proceeding, investigation or complaint before any Governmental Authority, mediator or arbitrator.
“Acquisition” means the acquisition by the Partnership from DCP Midstream, LLC of entities holding onshore natural gas processing and offshore natural gas gathering and transportation and oil gathering assets for consideration of approximately $115 million as contemplated in the Acquisition Agreement.
“Acquisition Agreement” means the Purchase and Sale Agreement dated as of July 11, 2014, by and between DCP Midstream, LLC and the Partnership.
“Affiliate” means, with respect to a specified Person, any other Person, whether now in existence or hereafter created, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by,” and “under

Exhibit 10.1

common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” has the meaning specified in the introductory paragraph.
“Allocated Purchase Amount” means with respect to each Purchaser, the dollar amount set forth opposite such Purchaser’s name under the heading Allocated Purchase Amount on Schedule 2.01 hereto.
“Basic Documents” means, collectively, this Agreement and the Registration Rights Agreement and any and all other agreements or instruments executed and delivered by the Parties on even date herewith or at Closing relating to the issuance and sale of the Purchased Units, or any amendments, supplements, continuations or modifications thereto.
“Board of Directors” means the board of directors of the General Partner.
“Business Day” means any day other than (i) a Saturday, Sunday or any federal legal holiday or (ii) a day on which banks located in New York, New York are authorized or obligated to close.
“Closing” has the meaning specified in Section 2.02.
“Closing Date” has the meaning specified in Section 2.02.
“Commission” means the United States Securities and Exchange Commission.
“Commitment Fee” means a fee equal to 0.5% of each Purchaser’s Purchase Price to be paid in cash or Common Units (valued at the Purchase Price), at the option of the Partnership, to each Purchaser within two Business Days of the termination of this Agreement pursuant to Section 8.12(a) or Section 8.12(b).
“Common Units” means the Common Units of the Partnership representing limited partner interests therein.
“Control Agreement” has the meaning specified in Section 3.13.
“Credit Agreement” means the Credit Agreement dated as of August 1, 2011 among the Partnership, the Operating Company, and the lenders party thereto, as amended.
“Delaware LLC Act” means the Delaware Limited Liability Company Act.
“Delaware LP Act” means the Delaware Revised Uniform Limited Partnership Act.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

Exhibit 10.1

“GAAP” means generally accepted accounting principles in the United States of America in effect from time to time.
“General Partner” means American Midstream GP, LLC, a Delaware limited liability company, the general partner of the Partnership.
“Goldman” has the meaning specified in Section 3.13.
“GP Interest” means the 1.3% general partner interest in the Partnership owned by the General Partner.

“Governmental Authority” shall include the country, state, county, city and political subdivisions in which any Person or such Person’s Property is located or which exercises valid jurisdiction over any such Person or such Person’s Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them and any monetary authorities that exercise valid jurisdiction over any such Person or such Person’s Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, the Partnership, its Subsidiaries or any of their Property or any of the Purchasers.
“Incentive Distribution Rights” has the meaning specified for such term in the Partnership Agreement.
“Indemnified Party” has the meaning specified in Section 7.03.
“Indemnifying Party” has the meaning specified in Section 7.03.
“Law” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation.
“Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.
“Lock-Up Date” means the date that is 90 days following the Closing Date.
“LTIP” has the meaning specified in Section 3.02(d).
“Material Subsidiaries” means each of the Subsidiaries of the Partnership set forth on Schedule 3.02.
“NYSE” means The New York Stock Exchange.
“Operating Company” means American Midstream, LLC, a Delaware limited liability company

Exhibit 10.1

“Outstanding” has the meaning set forth in the Partnership Agreement.

“Participating Unit” has the meaning set forth in Section 4.13.
“Partnership” has the meaning specified in the introductory paragraph.
“Partnership Agreement” means the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of August 9, 2013, as amended by the First Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership effective as of October 28, 2013 and the Second Amendment to the Fourth Amended and Restated Agreement of Limited Partnership effective as of January 31, 2014, and as it may be further amended from time to time.
“Partnership Material Adverse Effect” means any material and adverse effect on (i) the assets, liabilities, financial condition, business, operations or affairs of the Partnership and its Subsidiaries, taken as a whole, (ii) the ability of the Partnership and its Subsidiaries, taken as a whole, to carry out their business as such business is conducted on the date of this Agreement or to meet their obligations under the Basic Documents on a timely basis, or (iii) the ability of the Partnership to consummate the issuance and sale of the Purchased Units. Notwithstanding the foregoing, a “Partnership Material Adverse Effect” shall not include any effect resulting or arising from: (a) any change in general economic conditions in the industries or markets in which the Partnership or its Subsidiaries operate that do not have a disproportionate impact on the Partnership and its Subsidiaries, taken as a whole; (b) any engagement in hostilities pursuant to a declaration of war, or the occurrence of any military or terrorist attack; (c) changes in GAAP or other accounting principles or (d) the consummation of the transactions contemplated hereby.
“Partnership Related Parties” has the meaning specified in Section 7.02.
“Partnership Securities” means any class or series of equity interest in the Partnership, including the Common Units, the Series A Preferred Units, the Series B Units, the GP Interest and the Incentive Distribution Rights.
“Party” or “Parties” means the Partnership and the Purchasers party to this Agreement, individually or collectively, as the case may be.
“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.
“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.
“Purchased Units” has the meaning specified in the recitals to this Agreement.
“Purchaser” and “Purchasers” has the meaning specified in the introductory paragraph.

Exhibit 10.1

“Purchaser Material Adverse Effect” means, with respect to a particular Purchaser, any material and adverse effect on (i) the ability of a Purchaser to meet its obligations under this Agreement on a timely basis or (ii) the ability of a Purchaser to consummate the transactions under this Agreement.
“Purchaser Related Parties” has the meaning specified in Section 7.01.
“Purchasers” has the meaning specified in the introductory paragraph.
“Registration Rights Agreement” means the Registration Rights Agreement, substantially in the form attached to this Agreement as Exhibit A, to be entered into at the Closing by and among the Partnership and the Purchasers.
“Representatives” of any Person means the Affiliates, control persons, officers, directors, employees, agents, counsel, investment bankers and other representatives of such Person.
“SEC Documents” has the meaning specified in Section 3.03.
“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“Series A Preferred Unit” has the meaning set forth in the Partnership Agreement.
“Series B Unit” has the meaning set forth in the Partnership Agreement.
“Short Sales” means, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.
“Subsidiary” means, as to any Person, any corporation or other entity of which at least a majority of the outstanding equity interest having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation or other entity is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries.
“Unitholders” has the meaning set forth in the Partnership Agreement.
“Unrealized Gain” has the meaning set forth in the Partnership Agreement.
Section 1.02    Accounting Procedures and Interpretation. Unless otherwise specified in this Agreement, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters under this Agreement shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Purchasers under this Agreement shall be prepared, in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by the Commission) and in compliance as to form in all

Exhibit 10.1

material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto.
ARTICLE II
SALE AND PURCHASE
Section 2.01    Sale and Purchase.
(a)    Sale and Purchase. Subject to the terms and conditions of this Agreement, on the Closing Date, the Partnership hereby agrees to issue and sell to each Purchaser, and each Purchaser hereby agrees, severally and not jointly, to purchase from the Partnership, the number of Purchased Units determined pursuant to Section 2.01(b), and each Purchaser agrees to pay the Partnership the Purchase Price for each Purchased Unit, in each case, as set forth in Section 2.01(c).
(b)    Common Units. The number of Purchased Units to be issued and sold to each Purchaser shall be equal to the quotient determined by dividing (i) the Allocated Purchase Amount for such Purchaser by (ii) the Purchase Price, which quotient shall be rounded, if necessary, up or down to the nearest whole number.
(c)    Consideration. The amount per Purchased Unit each Purchaser will pay to the Partnership to purchase the Purchased Units (the “Purchase Price”) shall be $26.27.
(d)    Adjustment for Distributions. If the Closing Date is after the record date for the distribution to the Partnership’s holders of Common Units with respect to the quarter ending June 30, 2014, the Purchase Price shall be reduced by an amount equal to such per unit distribution and the number of Common Units to be issued to each Purchaser shall be adjusted accordingly and Schedule 2.01 shall be updated.
Section 2.02    Closing. (a) The execution and delivery of the Basic Documents (other than this Agreement), (b) at each Purchaser’s option, evidence of the issuance of certificates representing the Purchased Units or evidence that the Purchased Units have been credited to book-entry accounts maintained by the Transfer Agent and (c) the execution and delivery of all other instruments, agreements, and other documents required by this Agreement (the “Closing”) shall take place on the date of the closing of the Acquisition or such other date as the Parties may agree, subject to satisfaction or waiver of all of the conditions to each of the respective Parties’ obligations to consummate the purchase and sale of the Purchased Units hereunder (such date, the “Closing Date”). The Closing shall take place at the offices of Holland & Hart LLP, 555 Seventeenth Street, Suite 3200, Denver, Colorado 80202-3979, or at such other location as may be agreed to by the parties.
Section 2.03    Independent Nature of Purchasers’ Obligations and Rights. The respective representations, warranties and obligations of each Purchaser under the Basic Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the representations and warranties or performance of the obligations of any other Purchaser under any Basic Document. The failure or waiver of performance under

Exhibit 10.1

any Basic Documents by any Purchaser, or on its behalf, does not excuse performance by any other Purchaser or, subject to Section 6.01, the Partnership. Nothing contained in any Basic Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group for purposes of Section 13(d) of the Exchange Act with respect to such obligations or the transactions contemplated by the Basic Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of the Basic Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP
The Partnership represents and warrants to each Purchaser as follows:
Section 3.01    Existence of Partnership and its Subsidiaries.
(a)    The Partnership: (i) is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware; (ii) has the requisite limited partnership power and authority, and has all governmental licenses, authorizations, consents and approvals, necessary to own, lease, use and operate its Properties and carry on its business as its business is now being conducted as described in the SEC Documents, except where the failure to obtain such licenses, authorizations, consents and approvals would not reasonably be expected to have a Partnership Material Adverse Effect; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualifications necessary, except where failure so to qualify would not reasonably be expected to have a Partnership Material Adverse Effect. The Partnership is not in material violation of its certificate of limited partnership or the Partnership Agreement.
(b)    Each of the Material Subsidiaries has been duly formed and is validly existing and in good standing under the laws of the State or other jurisdiction of its organization and has the requisite power and authority, and has all governmental licenses, authorizations, consents and approvals necessary, to own, lease, use or operate its respective Properties and carry on its business as now being conducted, except where the failure to obtain such licenses, authorizations, consents and approvals would not be reasonably likely to have a Partnership Material Adverse Effect. Each of the Material Subsidiaries is duly qualified or licensed and in good standing as a foreign limited partnership or limited liability company, as applicable, and is authorized to do business in each jurisdiction in which the ownership or leasing of its respective Properties or the character of its respective operations makes such qualification necessary, except where the failure to obtain such qualification, license, authorization or good standing would not be reasonably likely to have a Partnership Material Adverse Effect. None of the Material Subsidiaries is in material violation of its certificate or agreement of limited partnership, certificate of formation or limited liability company agreement or other organizational documents. The Subsidiaries of the Company, other than the Material Subsidiaries, would not have, individually or in the aggregate, accounted for (i) more than 10% of the total assets of the

Exhibit 10.1

Partnership and its Subsidiaries, taken as a whole, as of the most recent fiscal year end or (ii) more than 10% of the net income of the Partnership and its Subsidiaries, taken as a whole, for the most recent fiscal year.
Section 3.02    Purchased Units, Capitalization and Valid Issuance.
(a)    A true and correct copy of the Partnership Agreement, and each amendment thereto through the date hereof, has been filed by the Partnership with the Commission as Exhibits 3.1 to the Partnership’s Current Reports on Form 8-K (File No 001-35257) filed on August 15, 2013, November 1, 2013, and February 4, 2014. The Purchased Units shall have those rights, preferences, privileges and restrictions governing the Common Units as reflected in the Partnership Agreement.
(b)    As of the date of this Agreement and prior to the issuance and sale of the Purchased Units contemplated by this Agreement, the issued and outstanding partnership interests of the Partnership consist of 11,139,729 Common Units, 5,430,455 Series A Preferred Units, 1,168,225 Series B Units, the GP Interest, the Incentive Distribution Rights, and any phantom units, or other interests issued pursuant to the LTIP (as defined below). All of the outstanding Common Units, Series A Preferred Units, Series B Units, and Incentive Distribution Rights have been duly authorized and validly issued in accordance with applicable Law and the Partnership Agreement and are fully paid (to the extent required under applicable Law and the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).
(c)    The General Partner is the sole general partner of the Partnership and owns the GP Interest and owns 100% of the Incentive Distribution Rights. The GP Interest has been duly authorized and validly issued in accordance with the Partnership Agreement.
(d)    Other than the Second Amended and Restated American Midstream GP, LLC, Long-Term Incentive Plan (the “LTIP”), neither the Partnership nor the General Partner has any equity compensation plans that contemplate the issuance of Common Units (or securities convertible into or exchangeable for Common Units). No indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which the Unitholders may vote is issued or outstanding. There are no outstanding or authorized (i) options, warrants, preemptive rights, subscriptions, calls, convertible or exchangeable securities or other rights, agreements, claims or commitments of any character obligating the Partnership or any of its Subsidiaries to issue, transfer or sell any limited partner interests or other equity interests in, the Partnership or any of its Subsidiaries or securities convertible into or exchangeable for such limited partner interests or other equity interests, except as have been granted pursuant to the LTIP, as contemplated by this Agreement, or as are contained in or contemplated by the Partnership Agreement, (ii) obligations of the Partnership or any of its Subsidiaries to repurchase, redeem or otherwise acquire any limited partner interests or other equity interests of the Partnership or any of its Subsidiaries or any such securities or agreements listed in clause (i) of this sentence, or (iii) voting trusts or similar agreements to which the Partnership or any of its Subsidiaries is a party with respect to the voting of the equity interests of the Partnership or any of its Subsidiaries.

Exhibit 10.1

(e)    Except as described on Schedule 3.02, all of the issued and outstanding membership interests, general partner interests or limited partner interests, as applicable, of each of the Material Subsidiaries are owned, directly or indirectly, by the Operating Company free and clear of any Liens except for (i) restrictions on transferability as set forth in the applicable Subsidiary’s organizational documents and (ii) those Liens securing obligations under the Credit Agreement), and all such interests have been duly authorized, validly issued and are fully paid (to the extent required by applicable Law and the applicable Subsidiary’s organizational documents) and non-assessable (except as nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act, Sections 18-607 and 18-804 of the Delaware LLC Act or any similar provision of any other state in which the applicable Subsidiary is or was domiciled on the date of issuance).
(f)    The offer, issuance and sale of the Purchased Units and the limited partner interests represented thereby have been duly authorized by the Partnership pursuant to the Partnership Agreement and, when issued and delivered to the Purchasers against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid (to the extent required by applicable Law and the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act) and will be free of any and all Liens and restrictions on transfer, other than restrictions on transfer under the Partnership Agreement and under applicable state and federal securities Laws and other than such Liens as are created by the Purchasers.
(g)    The Partnership’s currently outstanding Common Units are registered pursuant to Section 12(b) of the Exchange Act and are listed on the NYSE, and the Partnership has taken no action designed to terminate the registration of the Common Units under the Exchange Act nor has the Partnership received any notification that the Commission is contemplating terminating such registration. The Partnership has not received any notice from the NYSE of delisting or to the effect that the Partnership is not in compliance with the listing or maintenance requirements of the NYSE. The Partnership is, and has no reason to believe that it will not continue to be, in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Units on the NYSE.
(h)    Except (i) as set forth in the Partnership Agreement, (ii) as provided in the Basic Documents or (iii) for existing awards under the LTIP, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any partnership or membership interests of the Partnership or any of its Subsidiaries, in each case, pursuant to any agreement or instrument to which any of such entities is a party or by which any one of them may be bound. None of the execution of any Basic Document, the offering or sale of the Purchased Units or the registration of the Purchased Units pursuant to the Registration Rights Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership other than pursuant to the Registration Rights Agreement and those rights granted to the General Partner or any of its Affiliates (as such term is defined in the Partnership Agreement) under Section 7.12 of the Partnership Agreement.

Exhibit 10.1

Section 3.03    SEC Documents. The Partnership has filed with the Commission all reports, schedules and statements required to be filed by it under the Exchange Act or the Securities Act since December 31, 2012 on a timely basis (all such documents filed on or prior to the date of this Agreement, collectively, the “SEC Documents”). The SEC Documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein, at the time filed, (other than with respect to (d), except to the extent corrected or amended by a subsequently filed SEC Document filed prior to the date of this Agreement) (a) complied as to form in all material respects with applicable requirements of the Exchange Act and the applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, (b) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission), (c) fairly present (subject in the case of unaudited statements to normal, recurring and year-end audit adjustments) in all material respects the consolidated financial position of the Partnership as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended, and (d) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. PricewaterhouseCoopers LLP is an independent registered public accounting firm with respect to the Partnership and has not resigned or been dismissed.
Section 3.04    Internal Accounting Controls. The Partnership and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (c) access to assets is permitted only in accordance with management’s general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Partnership is not aware of any failures or material weaknesses of such internal accounting controls.
Section 3.05    Litigation. There are no legal or governmental proceedings pending to which the Partnership or any of its Subsidiaries is a party or to which any Property or asset of the Partnership or any of its Subsidiaries is subject that could reasonably be expected to have, individually or in the aggregate, a Partnership Material Adverse Effect or which challenges the validity of any of the Basic Documents or the Acquisition Agreement or the right of the Partnership to enter into any of the Basic Documents or the Acquisition Agreement or to consummate the transactions contemplated hereby and thereby and, to the knowledge of the Partnership, no such proceedings are threatened by Governmental Authorities or others.
Section 3.06    No Material Adverse Change. Since March 31, 2014, (a) there has not occurred any material adverse change in the condition (financial or other), results of operations, securityholders’ equity, Properties, prospects or business of the Partnership or its Subsidiaries, taken as a whole and (b) to the knowledge of the executive officers of the Partnership, there is no event, liability, development or circumstance that has occurred or exists or is reasonably

Exhibit 10.1

expected to occur or exist with respect to the Partnership and its Subsidiaries, taken as a whole, that is reasonably likely, with the passage of time, to result in any material adverse change in the condition (financial or other), results of operations, securityholders’ equity, Properties, prospects or business of the Partnership and its Subsidiaries, taken as a whole, in each case.
Section 3.07    No Conflicts. The execution, delivery and performance by the Partnership of the Basic Documents and the Acquisition Agreement and all other agreements and instruments to be executed and delivered by the Partnership pursuant thereto or in connection therewith, and compliance by the Partnership with the terms and provisions thereof, do not and will not (a) violate any provision of any Law, governmental permit, determination or award having applicability to the Partnership or any of its Subsidiaries or any of their respective Properties, (b) conflict with or result in a violation of any provision of the organizational documents of the Partnership or any of its Subsidiaries, (c) require any consent, approval or notice under or result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any note, bond, mortgage, license, loan or credit agreement or other instrument, obligation or agreement to which the Partnership or any of its Subsidiaries is a party or by which the Partnership or any of its Subsidiaries or any of their respective Properties may be bound or (d) result in or require the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by the Partnership or any of its Subsidiaries, except in the cases of clauses (a), (c) and (d) where such violation, conflict, default, breach, termination, cancellation, failure to receive consent or approval, or acceleration with respect to the foregoing provisions of this Section 3.07 would not, individually or in the aggregate, reasonably be expected to have a Partnership Material Adverse Effect.
Section 3.08    Authority. The Partnership has all necessary limited partnership power and authority to execute, deliver and perform its obligations under the Basic Documents and the Acquisition Agreement and to consummate the transactions contemplated thereby; the execution, delivery and performance by the Partnership of the Basic Documents and the Acquisition Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary action on its part; and, assuming the due authorization, execution and delivery by the other parties thereto, the Basic Documents will constitute the legal, valid and binding obligations of Partnership, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar Laws affecting creditors’ rights generally or by general principles of equity, including principles of commercial reasonableness, fair dealing and good faith.
Section 3.09    Approvals. Except as required by the Commission in connection with certain of the Partnership’s obligations under the Registration Rights Agreement related to the effectiveness of any registration statement contemplated thereby, no authorization, consent, approval, waiver, license, qualification or written exemption from, nor any filing, declaration, qualification or registration with, any Governmental Authority or any other Person including the unitholders of the Partnership is required in connection with the execution, delivery or performance by the Partnership of any of the Basic Documents to which it is a party or the Partnership’s issuance and sale of the Purchased Units, except (i) as may be required under the

Exhibit 10.1

state securities or “Blue Sky” Laws, or (ii) where the failure to receive such authorization, consent, approval, waiver, license, qualification or written exemption or to make such filing, declaration, qualification or registration would not, individually or in the aggregate, reasonably be expected to have a Partnership Material Adverse Effect.
Section 3.10    Insurance. The Partnership is insured by insurers of recognized financial responsibility covering its properties, operations, personnel and businesses against such losses and risks and in such amounts as are reasonably adequate to protect the Partnership in the business in which the Partnership is engaged. The Partnership does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.
Section 3.11    MLP Status. The Partnership has, for each taxable year beginning after December 31, 2010, met the gross income requirements of Section 7704(c)(2) of the Internal Revenue Code of 1986, as amended.
Section 3.12    Investment Company Status. The Partnership is not now, and after the sale of the Purchased Units and the application of the net proceeds from such sale will not be an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
Section 3.13    No Side Agreements. Except for (i) the Basic Documents (ii) any confidentiality agreement entered into by a Purchaser in favor of the Partnership, and (iii) a Control Agreement (the “Control Agreement”) between the Partnership, State Street Corporation and Goldman Sachs MLP Income Opportunities Fund (“Goldman”) related to the exchange of funds and shares at closing, there are no other agreements by, among or between the Partnership or its Affiliates, on the one hand, and any of the Purchasers or their Affiliates, on the other hand, with respect to the transactions contemplated hereby nor promises or inducements for future transactions between or among any of such parties.
Section 3.14    Offering. Assuming the accuracy of the representations and warranties of the Purchasers contained in this Agreement, the issuance and sale of the Purchased Units pursuant to this Agreement is exempt from the registration requirements of the Securities Act, and neither the Partnership nor, to the Partnership’s knowledge, any authorized Representative acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption. The issuance and sale of the Purchased Units does not contravene the rules and regulations of the NYSE.
Section 3.15    No Integrated Offering. Neither the Partnership nor any of its Affiliates, nor, to the Partnership’s knowledge, any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security of the Partnership or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Partnership on Section 4(a)(2) of the Securities Act for the exemption from the registration requirements

Exhibit 10.1

imposed under Section 5 of the Securities Act for the transactions contemplated hereby or that would require such registration under the Securities Act.
Section 3.16    Certain Fees. Other than fees payable to Wells Fargo Securities, LLC for its service as placement agent, no fees or commissions are or will be payable by the Partnership to brokers, finders or investment bankers with respect to the sale of any of the Purchased Units or the consummation of the transactions contemplated by this Agreement. The Purchasers shall not be liable for any such fees or commissions.
Section 3.17    Form S-3 Eligibility.     The Partnership is eligible to register the Purchased Units for resale by the Purchasers on a registration statement on Form S-3 under the Securities Act.
Section 3.18    Shell Company Status    . The Partnership has never been an issuer identified in, or subject to, Rule 144(i) under the Securities Act.
Section 3.19    Compliance with Laws. Neither the Partnership nor any of its Subsidiaries is in violation of any Law applicable to the Partnership or its Subsidiaries, except as would not, individually or in the aggregate, have a Partnership Material Adverse Effect. The Partnership and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Partnership Material Adverse Effect, and neither the Partnership nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit, except where such potential revocation or modification would not have, individually or in the aggregate, a Partnership Material Adverse Effect.
Section 3.20    Absence of Price Manipulation. Neither the Partnership nor, to the knowledge of the Partnership, any of its affiliates or their respective directors or officers, has taken, or will take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Units in violation of Regulation M under the Exchange Act.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER
Each Purchaser, severally and not jointly, represents and warrants to the Partnership with respect to itself as follows:
Section 4.01    Valid Existence. Such Purchaser (i) is duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and (ii) has the requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its Properties and carry on its business as its business is now being conducted, except where the failure to obtain such licenses, authorizations, consents and approvals would not reasonably be expected to have a Purchaser Material Adverse Effect.

Exhibit 10.1

Section 4.02    No Conflicts. The execution, delivery and performance by such Purchaser of the Basic Documents and all other agreements and instruments to be executed and delivered by such Purchaser pursuant hereto or thereto or in connection herewith or therewith, compliance by such Purchaser with the terms and provisions hereof and thereof, and the purchase of the Purchased Units by such Purchaser do not and will not (a) violate any provision of any Law, governmental permit, determination or award having applicability to such Purchaser or any of its Properties, (b) conflict with or result in a violation of any provision of the organizational documents of such Purchaser, or (c) require any consent (other than standard internal consents), approval or notice under or result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any note, bond, mortgage, license, loan or credit agreement or other instrument or agreement to which such Purchaser is a party or by which such Purchaser or any of its Properties may be bound, except in the case of clauses (a) and (c), where such violation, default, breach, termination, cancellation, failure to receive consent or approval, or acceleration with respect to the foregoing provisions of this Section 4.02 would not, individually or in the aggregate, reasonably be expected to have a Purchaser Material Adverse Effect.
Section 4.03    Investment. The Purchased Units are being acquired for such Purchaser’s own account, or the accounts of clients for whom such Purchaser exercises discretionary investment authority, not as a nominee or agent, and with no present intention of distributing the Purchased Units or any part thereof, and such Purchaser has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities Laws of the United States of America or any state. If such Purchaser should in the future decide to dispose of any of the Purchased Units, such Purchaser understands and agrees that it may do so only (a) in compliance with the Securities Act and applicable state securities law, as then in effect, or (b) in the manner contemplated by any registration statement pursuant to which such securities are being offered.
Section 4.04    Nature of Purchaser. Such Purchaser (a) is an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act), (b) by reason of its business and financial experience has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Units, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment and (c) is acquiring the Purchased Units purchased by it only for its own account and not for the account of others, for investment purposes and not on behalf of any other account or Person or with a view to, or for offer or sale in connection with, any distribution thereof. Such Purchaser is not an entity formed for the specific purpose of acquiring the Purchased Units.
Section 4.05    Receipt of Information. Such Purchaser acknowledges that it (a) has reviewed the SEC Documents as it believes is necessary or appropriate in connection with the acquisition of the Purchased Units and has had a full opportunity to ask questions of and receive answers from the Partnership or any person or persons acting on behalf of the Partnership concerning the terms and conditions of an investment in the Purchased Units; (b) has conducted, to the extent it deemed necessary, an independent investigation of such matters as, in its

Exhibit 10.1

judgment, is necessary for it to make an informed investment decision with respect to the Purchased Units and the Partnership; (c) is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, including, without limitation, Wells Fargo Securities, LLC, except for the statements, representations and warranties contained in this Agreement, any other Basic Document, the Control Agreement and the SEC Documents and the Purchaser is not relying on, and has not relied upon, Wells Fargo Securities, LLC for any investigation into, assessment of, or evaluation with respect to the Purchased Units and/or the Partnership; and (d) has made all decisions in connection with the offer and sale of the Purchased Units as the result of arm’s-length negotiations. The reference to the Control Agreement in this Section 4.05 shall only be applicable to the representations and warranties of Goldman.
Section 4.06    Restricted Securities. Such Purchaser understands that the Purchased Units it is purchasing are characterized as “restricted securities” under the federal securities Laws inasmuch as they are being acquired from the Partnership in a transaction not involving a public offering and that under such Laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is knowledgeable with respect to Rule 144 under the Securities Act.
Section 4.07    Certain Fees. Except as previously disclosed to the Partnership, no fees or commissions will be payable by such Purchaser to brokers, finders, or investment bankers with respect to the sale of any of the Purchased Units or the consummation of the transactions contemplated by this Agreement.
Section 4.08    Legend    . Such Purchaser understands that the certificates evidencing the Purchased Units will bear the following legend:
“NEITHER THE OFFER NOR SALE OF THESE SECURITIES HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT OR THE PARTNERSHIP HAS RECEIVED DOCUMENTATION REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER SUCH ACT. THIS SECURITY IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THE FOURTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF THE PARTNERSHIP, DATED AS OF AUGUST 9, 2013, AS AMENDED, A COPY OF WHICH MAY BE OBTAINED FROM THE PARTNERSHIP AT ITS PRINCIPAL EXECUTIVE OFFICES.”

Exhibit 10.1

Section 4.09    Reliance on Exemptions. Such Purchaser understands that the Purchased Units are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Partnership is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Purchased Units.
Section 4.10    Reliance on Purchaser Statements. Such Purchaser acknowledges that the Partnership and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement.
Section 4.11    Authority.     Such Purchaser has all necessary power and authority to execute, deliver and perform its obligations under the Basic Documents to which such Purchaser is a Party and to consummate the transactions contemplated hereby and thereby; the execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action on its part; and, assuming the due authorization, execution and delivery by the other parties thereto, the Basic Documents to which it is a party constitute the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar laws affecting creditors’ rights generally or by general principles of equity.
Section 4.12    Trading Activities.     Such Purchaser’s trading activities, if any, with respect to Seller’s Common Units will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the NYSE.
Section 4.13    Short Selling.     Such Purchaser represents that it has not entered into any Short Sales of the Common Units owned by it between the time it first began discussions with the Partnership or Wells Fargo Securities, LLC about the transactions contemplated by this Agreement and the date hereof; provided, however, the above shall not apply, in the case of a Purchaser that is a large multi-unit investment or commercial banking organization, to activities in the normal course of trading of units of such Purchaser other than the unit participating in this transaction (the “Participating Unit”) so long as such other units are not acting on behalf of the Participating Unit and have not been provided with confidential information regarding the Partnership by the Participating Unit.
ARTICLE V
COVENANTS
Section 5.01    Taking of Necessary Action. Each of the Parties hereto shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable Law and regulations to consummate and make effective the transactions contemplated by this Agreement.

Exhibit 10.1

Without limiting the foregoing, the Partnership and each Purchaser shall use its commercially reasonable efforts to make all filings and obtain all consents of Governmental Authorities that may be necessary or, in the reasonable opinion of the Purchasers or the Partnership, as the case may be, advisable for the consummation of the transactions contemplated by the Basic Documents. Without limiting the foregoing, the Partnership shall, and use its reasonable efforts to cause its transfer agent to, reasonably cooperate with each Purchaser to ensure that the Purchased Units are validly and effectively issued to such Purchaser and that such Purchaser’s ownership of the Purchased Units following the Closing is accurately reflected on the appropriate books and records of the Partnership’s transfer agent.
Section 5.02    Expenses. The Partnership hereby agrees to reimburse the Purchasers, upon demand, for up to an aggregate amount of $75,000 in reasonable fees and expenses of Baker Botts L.L.P. actually incurred in connection with (a) the negotiation and execution of the Basic Documents, (b) the issue, sale and delivery of the Purchased Units, (c) review of the Acquisition Agreement and the other financings related thereto and (d) the registration of the Purchased Units pursuant to the Registration Rights Agreement and any listing of the Purchased Units for quotation on the NYSE. Any legal fees of Baker Botts L.L.P. in excess of $75,000 shall be paid pro rata by all the Purchasers in proportion to the aggregate number of Purchased Units purchased by each.
Section 5.03    Return of Proceeds. If any of the conditions of any Purchaser set forth in Section 6.01 have not been satisfied and such Purchaser paid its Purchase Price in advance of the Closing, the Partnership, at the election of such Purchaser, shall return the Purchase Price paid to the Partnership to such Purchaser within two Business Days of receipt thereof and the transfer agent shall thereafter cancel the Purchased Units issued to such Purchaser.
Section 5.04    Disclosure; Public Filings. The Partnership may, without prior written consent or notice, (i) file the Basic Documents as exhibits to Exchange Act reports and (ii) disclose such information with respect to any Purchaser as required by applicable Law or the rules or regulations of the NYSE or other exchange on which securities of the Partnership are listed or traded. The Partnership shall provide any press release related to this Agreement to the Purchasers in advance of publication for their review and approval. The Partnership shall, on or before the fourth Business Day following the date hereof, file a Current Report on Form 8-K with the Commission (the “8-K Filing”) describing the terms of the transactions contemplated by the Basic Documents and the Acquisition Agreement and including as exhibits to such 8-K Filing the Basic Documents and the Acquisition Agreement in the form required by the Exchange Act.
Section 5.05    Purchaser Lock-Up. Without the prior written consent of the Partnership, each Purchaser agrees that from and after the Closing until the Lock-Up Date, neither such Purchaser nor any of its Affiliates will offer, sell, pledge or otherwise transfer or dispose of any of its Purchased Units or enter into any transaction or device designed to do the same; provided, however, that each Purchaser may transfer its Purchased Units to an Affiliate of such Purchaser or to any other Purchaser or an Affiliate of such other Purchaser provided that such Affiliate agrees to the restrictions in this Section 5.05.

Exhibit 10.1

Section 5.06    Subsequent Offerings. Without the prior written consent of the holders of a majority of the Purchased Units, taken as a whole, from and after the date of this Agreement until the Lock-Up Date, the Partnership shall not grant, issue or sell any Common Units, or take any other action that may result in the issuance of any of the foregoing; provided, however, that no such consent shall be required in respect of (a) the issuance of awards pursuant to the LTIP, the issuance of Common Units upon the vesting of “phantom units” granted pursuant to the LTIP or (b) the issuance of Partnership Securities to the General Partner in order for the General Partner to maintain the GP Interest.
Section 5.07    Short Selling Acknowledgment and Agreement. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of Short Sales of securities “against the box” prior to the effective date of a registration statement or prior to the time a Purchaser is eligible to sell such securities pursuant to Rule 144 under the Securities Act is a violation of Section 5 of the Securities Act. Each Purchaser agrees, severally and not jointly, that it will not (and shall cause its Affiliates not to) engage in any Short Sales that result in the disposition of the Purchased Units acquired hereunder by the Purchaser until such time as the Registration Statement (as defined in the Registration Rights Agreement) is declared or deemed effective by the Commission or such Purchased Units are eligible to be sold under Rule 144 under the Securities Act. Each Purchaser further agrees, severally and not jointly, that it has not and it will not (and shall cause its Affiliates not to) enter into any Short Sales that result in the disposition of the Common Units owned by such Purchaser since the date of execution of the confidentiality agreement with the Partnership related to the offer to sell the Purchased Units through the announcement of the transaction contemplated hereby; provided that this provision shall not limit any Purchaser’s ability to fulfill contractual obligations existing on the date hereof.
Section 5.08    NYSE Listing.     The Partnership shall, as soon as reasonably practicable after the date hereof, and not later than immediately prior to the Closing Date, file a supplemental listing application with the NYSE to list the Purchased Units and use its commercially reasonable efforts to ensure that the Purchased Units are approved for listing on the NYSE, subject to notice of issuance.
Section 5.09    Certain Special Allocations of Book and Taxable Income. To the extent that the Purchase Price differs from the Per Unit Capital Amount (as defined in the Partnership Agreement) as of the Closing Date for a then Outstanding Common Unit after taking into account the issuance of the Purchased Units, the General Partner intends to specially allocate Partnership items of book and taxable income, gain, loss or deduction to the Purchasers so that the Per Unit Capital Amount with respect to their Purchased Units are equal to the Per Unit Capital Amounts with respect to other Common Units (and thus to assure fungibility of all Common Units). In making such special allocations, the Partnership shall first allocate items of Unrealized Gain to the Purchasers to extent available and then allocate items of taxable income, gain, loss and deduction to the Purchasers to the extent necessary to cause the Per Unit Capital Amount of the Purchased Units to equal the Per Unit Capital Amount of the other Common Units. Such special allocations will occur upon the earlier to occur of any taxable period of the Partnership ending upon, or after, (a) an event described in Section 5.5(d) of the Partnership

Exhibit 10.1

Agreement or a sale of all or substantially all of the assets of the Partnership occurring after the date of the issuance of the Purchased Units, or (b) the transfer of the Purchased Units to a Person that is not an Affiliate of the Purchaser, in which case, such allocation shall be made only with respect to the Purchased Units so transferred. The foregoing provisions of this Section 5.09 shall constitute an amendment of the Partnership Agreement by the General Partner pursuant to Section 6.1(d)(x)(D)(iii)(y), 13.1(d)(ii)(B), and 13.1(g) of the Partnership Agreement to ensure uniformity of the Common Units and to provide for all allocations among the partners in the Partnership Agreement pursuant to Section 704(b) of the Code.
Section 5.10    Partnership Fees. The Partnership agrees that it shall indemnify and hold harmless each Purchaser from and against any and all claims, demands or liabilities for broker’s, finder’s, placement or similar fees or commissions incurred by the Partnership in connection with the sale of the Purchased Units or the consummation of the transactions contemplated by the Basic Documents, including any fees payable to Wells Fargo Securities, LLC in its role as placement agent.

ARTICLE VI
CLOSING CONDITIONS
Section 6.01    Conditions to the Closing.
(a)    Mutual Conditions. The respective obligation of each Party to consummate the purchase and issuance and sale of the Purchased Units shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a particular Party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):
(i)    no Law shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Authority of competent jurisdiction which temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal; and
(ii)    there shall not be pending any Action by any Governmental Authority seeking to restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement.
(b)    Each Purchaser’s Conditions. The respective obligation of each Purchaser to consummate the purchase of its Purchased Units shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a particular Purchaser on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

Exhibit 10.1

(i)    the Partnership shall have performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by the Partnership on or prior to the Closing Date;
(ii)    the representations and warranties of the Partnership contained in this Agreement that are qualified by materiality or Partnership Material Adverse Effect shall be true and correct when made and as of the Closing Date and all other representations and warranties shall be true and correct in all material respects when made and as of the Closing Date, in each case as though made at and as of the Closing Date (except that representations made as of a specific date shall be required to be true and correct as of such date only), notwithstanding the foregoing, the representation and warranty in the first sentence of Section 3.02(a) shall be deemed to be true and correct in all material respects despite any amendment to the Partnership Agreement following the date hereof if such amendment does not materially and adversely affect the rights, preferences, privileges and restrictions governing the Common Units;
(iii)    the Partnership shall have (or shall concurrently with the Closing) closed the Acquisition on substantially the same terms set forth in the Acquisition Agreement provided to the Purchasers;
(iv)    the Partnership shall have delivered, or caused to be delivered, to the Purchasers at the Closing, the Partnership’s closing deliveries described in Section 6.02;
(v)    solely with respect to Goldman, the Partnership, Goldman and State Street Corporation shall have entered into the Control Agreement in a form reasonably acceptable to Goldman;
(vi)    the NYSE shall have authorized, upon official notice of issuance, the listing of the Purchased Units and no notice of delisting from the NYSE shall have been received by the Partnership with respect to the Common Units; and
(vii)    since the date of this Agreement, no Partnership Material Adverse Effect shall have occurred and be continuing.
(c)    The Partnership’s Conditions. The obligation of the Partnership to consummate the sale of the Purchased Units to each of the Purchasers shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions with respect to such Purchaser individually and not the Purchasers jointly (any or all of which may be waived by the Partnership in writing, in whole or in part, to the extent permitted by applicable Law):
(i)    such Purchaser shall have performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by that Purchaser on or prior to the Closing Date;

Exhibit 10.1

(ii)    the representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality or Purchaser Material Adverse Effect shall be true and correct when made and as of the Closing Date and all other representations and warranties shall be true and correct in all material respects when made and as of the Closing Date, in each case as though made at and as of the Closing Date (except that representations made as of a specific date shall be required to be true and correct as of such date only); and
(iii)    such Purchaser shall have delivered, or caused to be delivered, to the Partnership at the Closing, such Purchaser’s closing deliveries described in Section 6.03.
Section 6.02    Partnership Deliveries    . At the Closing, subject to the terms and conditions of this Agreement, the Partnership will deliver, or cause to be delivered, to each Purchaser:
(a)    at the option of each Purchaser (which such option is exercisable by notice to the Partnership at least two days prior to the Closing Date), evidence of issuance of a certificate evidencing the Purchased Units or the Purchased Units credited to book-entry accounts maintained by the transfer agent, bearing the legend or restrictive notation set forth in Section 4.08, and meeting the requirements of the Partnership Agreement, free and clear of any Liens, other than transfer restrictions under the Partnership Agreement and applicable federal and state securities laws;
(b)    a certificate, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the General Partner, on behalf of the Partnership, in their capacities as such, stating that:
(i)    the Partnership has performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by the Partnership on or prior to the Closing Date; and
(ii)    the representations and warranties of the Partnership (A) set forth in Section 3.01, the second sentence of Section 3.02(a), and Section 3.05 and (B) contained in this Agreement that are qualified by materiality or Partnership Material Adverse Effect are true and correct as of the Closing Date and all other representations and warranties of the Partnership are true and correct in all material respects as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only); and the Partnership Agreement has not been amended in any manner that materially and adversely affects the rights, preferences, privileges and restrictions governing the Common Units;
(c)    An opinion addressed to the Purchasers from Holland & Hart, LLP, outside legal counsel to the Partnership dated the Closing Date, substantially similar in substance to the form of opinion attached to this Agreement as Exhibit D;

Exhibit 10.1

(d)    The Registration Rights Agreement in substantially the form attached to this Agreement as Exhibit A, which shall have been duly executed by the Partnership; and
(e)    A certificate of the Secretary or Assistant Secretary of the General Partner, on behalf of the Partnership, certifying as to (i) the Partnership Agreement, as amended, (ii) board resolutions authorizing the execution and delivery of the Basic Documents and the consummation of the transactions contemplated thereby and (iii) the incumbent officers authorized to execute the Basic Documents, setting forth the name and title and bearing the signatures of such officers.
Section 6.03    Purchaser Deliveries. At the Closing, subject to the terms and conditions of this Agreement, each Purchaser will deliver, or cause to be delivered:
(a)    Subject to the Control Agreement solely with respect to Goldman, payment to the Partnership of such Purchaser’s Allocated Purchase Amount by wire transfer(s) of immediately available funds to an account which account must be designated by Partnership in writing at least two (2) Business Days prior to the Closing;
(b)    The Registration Rights Agreement in substantially the form attached to this Agreement as Exhibit A, which shall have been duly executed by such Purchaser; and
(c)    a certificate from such Purchaser, dated the Closing Date and signed by an appropriate officer of such Purchaser, in his or her capacity as such, stating that:
(i)    such Purchaser has performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with it on or prior to the Closing Date; and
(ii)    the representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality or Purchaser Material Adverse Effect are true and correct as of the Closing Date and all other representations and warranties of such Purchaser contained in this Agreement are true and correct in all material respects as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only).
ARTICLE VII
INDEMNIFICATION, COSTS AND EXPENSES
Section 7.01    Indemnification by the Partnership. The Partnership agrees to indemnify each Purchaser and its Representatives (collectively, “Purchaser Related Parties”) from, and hold each of them harmless against any and all costs, losses, liabilities, damages, expenses, actions, suits, proceedings (including any investigations, litigation or inquiries), demands and causes of action as a result of, or arising out of, or in any way related to the breach of any of the representations, warranties or covenants of the Partnership contained in any Basic Document, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all

Exhibit 10.1

costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them, provided, that such claim for indemnification relating to a breach of a representation or warranty is made prior to the expiration of such representation or warranty; and provided further, that no Purchaser Related Party shall be entitled to recover special, consequential (including lost profits) or punitive damages. Notwithstanding anything to the contrary, consequential damages shall not be deemed to include diminution in value of the Purchased Units, which is specifically indemnifiable under this provision.
Section 7.02    Indemnification by Purchasers. Each Purchaser agrees, severally and not jointly, to indemnify the Partnership, the General Partner and their respective Representatives (collectively, “Partnership Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation, or inquiries), demands and causes of action and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of such Purchaser contained herein; provided, that such claim for indemnification relating to a breach of a representation or warranty is made prior to the expiration of such representation or warranty; and provided further, that no Partnership Related Party shall be entitled to recover special, consequential (including lost profits) or punitive damages; and provided further, that absent fraud, bad faith, gross negligence or willful misconduct on the part of a Purchaser, in no event will such Purchaser be liable for any amount in excess of its Allocated Purchase Amount.
Section 7.03    Indemnification Procedure. Promptly after any Partnership Related Party or Purchaser Related Party (hereinafter, the “Indemnified Party”) has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third party, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such claim or the commencement of such action, suit or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include

Exhibit 10.1

furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (ii) if (A) the Indemnifying Party has failed to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (B) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, involves no admission of wrongdoing or malfeasance by, and includes a complete release from liability of, the Indemnified Party.
ARTICLE VIII
MISCELLANEOUS
Section 8.01    Interpretation. Article, Section, Schedule, and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever the Partnership has an obligation under the Basic Documents, the expense of complying with such obligation shall be an expense of the Partnership unless otherwise specified therein. Whenever any determination, consent or approval is to be made or given by a Purchaser under the Basic Documents, such action shall be in such Purchaser’s sole discretion unless otherwise specified therein. If any provision in the Basic Documents is held to be illegal, invalid, not binding, or unenforceable, such provision shall be fully severable and the Basic Documents shall be construed and enforced as if such illegal, invalid, not binding or unenforceable provision had never comprised a part of the Basic Documents, and the remaining provisions shall remain in full force and effect. The Basic Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.
Section 8.02    Survival of Provisions    . The representations and warranties set forth in Sections 3.01, 3.02, 3.06, 3.08, 3.09, 3.10, 3.11, 3.13, 3.14 3.16, 4.01, 4.03, 4.04, 4.05, 4.06,

Exhibit 10.1

4.07, 4.08, 4.09 and 4.10 of this Agreement shall survive the execution and delivery of this Agreement indefinitely, and the other representations and warranties set forth in this Agreement shall survive for a period of 12 months following the Closing Date regardless of any investigation made by or on behalf of the Partnership or any Purchaser. The covenants made in this Agreement or any other Basic Document shall survive the closing of the transactions described herein and remain operative and in full force and effect regardless of acceptance of any of the Purchased Units and payment therefor and repayment, conversion or repurchase thereof. All indemnification obligations of the Partnership and the Purchasers pursuant to this Agreement shall remain operative and in full force and effect unless such obligations are expressly terminated in a writing by the Parties, regardless of any purported general termination of this Agreement.
Section 8.03    No Waiver; Modifications in Writing    .
(a)    Delay. No failure or delay on the part of any Party in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any right, power, or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a Party at Law or in equity or otherwise.
(b)    Specific Waiver; Amendment. Except as otherwise provided herein, no amendment, waiver, consent, modification or termination of any provision of this Agreement or any other Basic Document shall be effective unless signed by each of the Parties or each of the original signatories thereto affected by such amendment, waiver, consent, modification or termination. Any amendment, supplement or modification of or to any provision of any Basic Document, any waiver of any provision of any Basic Document and any consent to any departure by the Partnership from the terms of any provision of any Basic Document shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Partnership in any case shall entitle the Partnership to any other or further notice or demand in similar or other circumstances.
Section 8.04    Binding Effect; Assignment.
(a)    Binding Effect. This Agreement shall be binding upon the Partnership, each Purchaser and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Parties to this Agreement and as provided in Article VII, and their respective successors and permitted assigns.
(b)    Assignment of Purchased Units. All or any portion of a Purchaser’s Purchased Units purchased pursuant to this Agreement may be sold, assigned or pledged by such Purchaser, subject to compliance with applicable federal and state securities Laws, Section 5.05 and the Registration Rights Agreement.

Exhibit 10.1

(c)    Assignment of Rights. Each Purchaser may assign all or any portion of its rights and obligations without the consent of the Partnership to any Affiliate of such Purchaser and the assignee shall be deemed to be a Purchaser hereunder with respect to such assigned rights or obligations and shall agree to be bound by the provisions of this Agreement. Except as expressly permitted by this Section 8.04(c), such rights may not otherwise be transferred except with the prior written consent of the Partnership (which consent shall not be unreasonably withheld), in which case the assignee shall be deemed to be a Purchaser hereunder with respect to such assigned rights or obligations and shall agree to be bound by the provisions of this Agreement.
Section 8.05    Aggregation of Purchased Units. All Purchased Units held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
Section 8.06    Confidentiality and Non-Disclosure. Notwithstanding anything herein to the contrary, each Purchaser that has entered into a confidentiality agreement in favor of the Partnership shall continue to be bound by such confidentiality agreement in accordance with the terms thereof.
Section 8.07    Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery, electronic mail or personal delivery to the following addresses:
(a)    If to any Purchaser:
To the respective address listed on Schedule 8.07 hereof with a copy to (which shall not constitute notice):
Baker Botts L.L.P.
910 Louisiana St.
Houston, Texas 77002
Attention: Joshua Davidson
Facsimile: 713.229.2727
Email: joshua.davidson@bakerbotts.com

(b)    If to American Midstream Partners, LP:
1400 16th St., Suite 310
Denver CO 80202
Attention: General Counsel
Facsimile: 720.457.6040

Exhibit 10.1

With a copy to (which shall not constitute notice):
Holland & Hart LLP
555 17th Street, Suite 3200
Denver, CO 80202
Attention: Lucy Schlauch Stark
Facsimile: 303.291.9145
Email: mlstark@hollandhart.com

or to such other address as the Partnership or such Purchaser may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; at the time of transmittal, if sent via electronic mail; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.
Section 8.08    Removal of Legend. In connection with a sale of the Purchased Units by a Purchaser in reliance on Rule 144 under the Securities Act, the applicable Purchaser or its broker shall deliver to the transfer agent and the Partnership a customary broker representation letter providing to the transfer agent and the Partnership any information the Partnership deems reasonably necessary to determine that the sale of the Purchased Units is made in compliance with Rule 144 under the Securities Act, including, as may be appropriate, a certification that the Purchaser is not an Affiliate of the Partnership and regarding the length of time the Purchased Units have been held. Upon receipt of such representation letter, the Partnership shall promptly direct its transfer agent to remove the notation of a restrictive legend in such Purchaser’s certificates evidencing the Purchased Units or the book-entry account maintained by the transfer agent, including the legend referred to in Section 4.08, and the Partnership shall bear all costs associated therewith. After a registration statement under the Securities Act permitting the public resale of the Purchased Units has become effective or any Purchaser or its permitted assigns have held the Purchased Units for one year, if the book-entry account of such Purchased Units still bears the notation of the restrictive legend referred to in Section 4.08, the Partnership agrees, upon request of the Purchaser or permitted assignee, to take all steps necessary to promptly effect the removal of the legend described in Section 4.08 from the Purchased Units, and the Partnership shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as such Purchaser or its permitted assigns provide to the Partnership any information the Partnership deems reasonably necessary to determine that the legend is no longer required under the Securities Act or applicable state laws, including (if there is no such registration statement) a certification that the holder is not an Affiliate of the Partnership and regarding the length of time the Purchased Units have been held. Assuming the registration statement is effective or the Purchased Units have been held for greater than six months, whether held in certificated form or in book entry with the transfer agent, the Partnership agrees that upon request, it shall cooperate with the Purchasers to ensure that the Purchased Units are moved to such Purchaser’s DTC brokerage or custodial account according to the instructions provided by such Purchaser.

Exhibit 10.1

Section 8.09    Entire Agreement. This Agreement and the other Basic Documents (and, with respect to the Partnership and Goldman, the Control Agreement) are intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties hereto and thereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein, with respect to the rights granted by the Partnership or a Purchaser set forth herein and therein. This Agreement and the other Basic Documents supersede all prior agreements and understandings between the Parties with respect to such subject matter. The Schedules and Exhibits referred to herein and attached hereto are incorporated herein by this reference, and unless the context expressly requires otherwise, are incorporated in the definition of “Agreement.”
Section 8.10    Governing Law. This Agreement will be construed in accordance with and governed by the Laws of the State of New York without regard to principles of conflicts of Laws thereof that would apply the laws of any other state.
Section 8.11    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different Parties hereto in separate counterparts, including facsimile or .pdf format counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
Section 8.12    Termination.
(a)    Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time at or prior to the Closing by the mutual written consent of the Purchasers entitled to purchase a majority of the Purchased Units and the Partnership.
(b)    Notwithstanding anything herein to the contrary, this Agreement shall automatically terminate at any time at or prior to the Closing:
(i)     if a statute, rule, order, decree or regulation shall have been enacted or promulgated, or if any action shall have been taken by any Governmental Authority of competent jurisdiction which permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal; or
(ii)    if the Closing shall not have occurred on or before October 2, 2014.
(c)    In the event of the termination of this Agreement as provided in Section 8.12(a) or Section 8.12(b), (i) this Agreement shall forthwith become null and void, (ii) within two Business Days following such termination and receipt of deposit instructions from each Purchaser, the Partnership shall pay the Commitment Fee to each Purchaser in either immediately available funds by wire transfer or Common Units bearing the restrictive legend set

Exhibit 10.1

forth in Section 4.08, and (iii) there shall be no liability on the part of any party hereto, except (A) as set forth in Article VII of this Agreement and (B) with respect to the requirement to comply with any confidentiality agreement in favor of the Partnership; provided, that nothing herein shall relieve any party from any liability or obligation with respect to any willful breach of this Agreement.
Section 8.13    Recapitalization, Exchanges, Etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity interests of the Partnership or any successor or assign of the Partnership (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Purchased Units, and shall be appropriately adjusted for combinations, unit splits, recapitalizations and the like occurring after the date of this Agreement.
Section 8.14    Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Partnership and the Purchasers shall have any obligation hereunder and that, notwithstanding that one or more of the Purchasers may be a corporation, partnership or limited liability company, no recourse under this Agreement or the other Basic Documents or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise by incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers under this Agreement or the other Basic Documents or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any assignee of a Purchaser hereunder.

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.
AMERICAN MIDSTREAM PARTNERS, LP

By: American Midstream GP, LLC,
    its General Partner

By: /s/ Daniel C. Campbell
Name:    Daniel C. Campbell
Title:    Senior Vice President and Chief Financial Officer

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

SALIENT MLP FUND L.P.

By: Salient Capital Advisors, LLC
Its Investment Manager

By: /s/ Gregory Reid___________________
Name: Gregory A. Reid
Title: Managing Director

Number of Purchased Units:            274,600

Commitment Amount:            $7,213,742.00

Name to be used on certificates:        Salient MLP Fund L.P.

Address for delivery of certificates:	Salient MLP Fund L.P.
Attention: Jenna Rotner/Morgan Stanley
1585 Broadway, 15th Floor
New York, NY 10036
Fax:        Ref: 038C37515

Tax I.D. Number:                26-0751228

Address for notices:                4265 San Felipe Suite 800
Houston, TX 77027

Fax:    713-993-4098
Attn: Paula Canlas/Salient MLP Operations
E-Mail: DL-MLPOperations@salientpartners.com

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

HEB BRAND SAVINGS AND RETIREMENT
PLAN TRUST
___________________________________

By: Salient Capital Advisors, LLC
Its Investment Manager

By:_/s/ Gregory A. Reid
Name: Gregory A. Reid
Title: Managing Director

Number of Purchased Units:            50,750

Commitment Amount:            $1,333,202.50

Name to be used on certificates:        HEB Brand Savings and Retirement Plan
Trust

Address for delivery of certificates:	HEB Brand Savings and Retirement Plan
Trust Attention: Jenna Rotner/Morgan
Stanley
1585 Broadway, 15th Floor
New York, NY 10036
Fax:                        Ref: 038CDALQ4_____________________

Tax I.D. Number:                74-6042284

Address for notices:                4265 San Felipe Suite 800
Houston, TX 77027

Fax:    713-993-4098
Attn: Paula Canlas/Salient MLP Operations
E-Mail: DL-MLPOperations@salientpartners.com

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

SALIENT MLP TOTAL RETURN FUND L.P.

By: Salient Capital Advisors, LLC
Its Investment Manager

By:_/s/ Gregory A. Reid
Name: Gregory A. Reid
Title: Managing Director

Number of Purchased Units:            35,850

Commitment Amount:            $941,779.50

Name to be used on certificates:        Salient MLP Total Return Fund, L.P.

Address for delivery of certificates:	Salient MLP Total Return Fund, L.P.
Attention: Jenna Rotner/Morgan Stanley
1585 Broadway, 15th Floor
New York, NY 10036
Fax:                            Ref: 038CDGZW3

Tax I.D. Number:                36-4763606

Address for notices:                4265 San Felipe Suite 800
Houston, TX 77027

Fax:    713-993-4098
Attn: Paula Canlas/Salient MLP Operations
E-Mail: DL-MLPOperations@salientpartners.com

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

SALIENT MLP & ENERGY
INFRASTRUCTURE II
_________________________________________

By: Salient Capital Advisors, LLC
Its Investment Manager

By:_/s/ Gregory A. Reid
Name: Gregory A. Reid
Title: Managing Director

Number of Purchased Units:            579,000

Commitment Amount:            $15,210,330.00

Name to be used on certificates:        Salient MLP & Energy Infrastructure II

Address for delivery of certificates: Salient MLP & Energy Infrastructure II
Trust     Attention: Ana B Ramos Colon
3800 Citibank Center B2-08
Tampa, FL 33610-9122
Ref: 209654/ SMLPX- RIC
Fax:

Tax I.D. Number:                45-5216026

Address for notices:                4265 San Felipe Suite 800
Houston, TX 77027

Fax:    713-993-4098
Attn: Paula Canlas/Salient MLP Operations
E-Mail: DL-MLPOperations@salientpartners.com

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

SALIENT MLP FUND
_________________________________________

By: Salient Capital Advisors, LLC
Its Investment Manager

By:_/s/ Gregory A. Reid
Name: Gregory A. Reid
Title: Managing Director

Number of Purchased Units:            17,450

Commitment Amount:            $458,411.50

Name to be used on certificates:        Salient MLP Fund

Address for delivery of certificates:	Salient MLP Fund
Attention: Ana B Ramos Colon
3800 Citibank Center B2-08
Tampa, FL 33610-9122
Ref: 215125/ SIMCX- RIC
Fax:                        ____________________________________

Tax I.D. Number:                46-4729573

Address for notices:                4265 San Felipe Suite 800
Houston, TX 77027

Fax:    713-993-4098
Attn: Paula Canlas/Salient MLP Operations
E-Mail: DL-MLPOperations@salientpartners.com

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

SALIENT MLP & ENERGY
INFRASTRUCTURE

By: Salient Capital Advisors, LLC
Its Investment Manager

By:_/s/ Gregory A. Reid
Name: Gregory A. Reid
Title: Managing Director

Number of Purchased Units:            262,700

Commitment Amount:            $6,901,129.00

Name to be used on certificates:	US BANK NA Custodian FBO Salient
MLP & Energy Infrastructure Fund

Address for delivery of certificates: US BANK NA Custodian FBO Salient MLP & Energy Infrastructure Fund
Attention: Alex Haugen/ Fund Custody
MK-WI-S302
1555 N Rivercenter Dr. Suite 302
Milwaukee, WI 53212
Ref: 19-9061- SMF RIC
Fax:                        ____________________________________

Tax I.D. Number:                90-0681013

Address for notices:                4265 San Felipe Suite 800
Houston, TX 77027

Fax:    713-993-4098
Attn: Paula Canlas/Salient MLP Operations
E-Mail: DL-MLPOperations@salientpartners.com

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

SALIENT MIDSTREAM & MLP FUND
___________________________________

By: Salient Capital Advisors, LLC
Its Investment Manager

By:_/s/ Gregory A. Reid
Name: Gregory A. Reid
Title: Managing Director

Number of Purchased Units:            302,300

Commitment Amount:            $7,941,421.00

Name to be used on certificates:        Salient Midstream & MLP Fund

Address for delivery of certificates: Salient Midstream & MLP Fund

Attention: Ana B Ramos Colon
3800 Citibank Center B2-08
Tampa, FL 33610-9122
Ref: 208820/ SMM- RIC
Fax:                        ____________________________________

Tax I.D. Number:                45-4968620

Address for notices:                4265 San Felipe Suite 800
Houston, TX 77027

Fax:    713-993-4098
Attn: Paula Canlas/Salient MLP Operations
E-Mail: DL-MLPOperations@salientpartners.com

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

Fiduciary/Claymore MLP Opportunity Fund

By:__/s/ Quinn T. Kiley______________________
Name: Quinn T. Kiley
Title: Senior Portfolio Manager

Number of Purchased Units:                        520,160

Commitment Amount:                        $13,664,603.20

Name to be used on certificates:        FIDUCIARY/CLAYMORE MLP
OPPORTUNITY FUND

Address for delivery of certificates:

Fax:
Attn:
Tax I.D. Number:                    20-1923642

Address for notices:                    Advisory Research, Inc.
8235 Forsyth Blvd., Suite 700

    St. Louis, MO 63105
Fax:    314-446-1407
Attn:    Quinn T. Kiley

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

Nuveen Energy MLP Total Return Fund

By:__/s/ Quinn T. Kiley______________________
Name: Quinn T. Kiley
Title: Senior Portfolio Manager

Number of Purchased Units:                        492,695

Commitment Amount:                        $12,943,097.65

Name to be used on certificates:	NUVEEN ENERGY MLP TOTAL

RETURN FUND

Address for delivery of certificates:

Fax:
Attn:
Tax I.D. Number:                    27-4486669

Address for notices:                    Advisory Research, Inc.
8235 Forsyth Blvd., Suite 700

    St. Louis, MO 63105
Fax:    314-446-1407
Attn:    Quinn T. Kiley

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

Nuveen All Cap Energy MLP Opportunities Fund

By:__/s/ Quinn T. Kiley______________________
Name: Quinn T. Kiley
Title: Senior Portfolio Manager

Number of Purchased Units:                        119,660

Commitment Amount:                        $3,143,468.20

Name to be used on certificates:	NUVEEN ALL CAP ENERGY MLP

OPPORTUNITIES FUND

Address for delivery of certificates:

Fax:
Attn:
Tax I.D. Number:                    46-3829808

Address for notices:                    Advisory Research, Inc.
8235 Forsyth Blvd., Suite 700

    St. Louis, MO 63105
Fax:    314-446-1407
Attn:    Quinn T. Kiley

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

Advisory Research MLP & Energy Income Fund

By:__/s/ Quinn T. Kiley______________________
Name: Quinn T. Kiley
Title: Senior Portfolio Manager

Number of Purchased Units:                        243,885

Commitment Amount:                        $6,406,858.95

Name to be used on certificates:	ADVISORY RESEARCH MLP &

ENERGY INCOME FUND

Address for delivery of certificates:

Fax:
Attn:
Tax I.D. Number:                    27-3764048

Address for notices:                    Advisory Research, Inc.
8235 Forsyth Blvd., Suite 700

    St. Louis, MO 63105
Fax:    314-446-1407
Attn:    Quinn T. Kiley

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

Teachers’ Retirement System of Oklahoma

By:__/s/ Quinn T. Kiley______________________
Name: Quinn T. Kiley
Title: Senior Portfolio Manager

Number of Purchased Units:                        132,985

Commitment Amount:                        $3,493,515.95

Name to be used on certificates:	TEACHERS’ RETIREMENT SYSTEM OF

OKLAHOMA

Address for delivery of certificates:

Fax:
Attn:
Tax I.D. Number:                    73-6028563

Address for notices:                    Advisory Research, Inc.
8235 Forsyth Blvd., Suite 700

    St. Louis, MO 63105
Fax:    314-446-1407
Attn:    Quinn T. Kiley

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

Advisory Research MLP & Energy
Infrastructure    Fund

By:__/s/ Quinn T. Kiley______________________
Name: Quinn T. Kiley
Title: Senior Portfolio Manager

Number of Purchased Units:                        13,265

Commitment Amount:                        $348,471.55

Name to be used on certificates:	ADVISORY RESEARCH MLP &

ENERGY INFRASTRUCTURE FUND

Address for delivery of certificates:

Fax:
Attn:
Tax I.D. Number:                    27-3202185

Address for notices:                    Advisory Research, Inc.
8235 Forsyth Blvd., Suite 700

    St. Louis, MO 63105
Fax:    314-446-1407
Attn:    Quinn T. Kiley

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.
Neuberger Berman MLP Income Fund Inc.

By:__/s/ Robert Conti______________________
Name: Robert Conti
Title: President

Number of Purchased Units:            1,067,828

Commitment Amount:            $28,051,841.56

Name to be used on certificates:	Neuberger Berman MLP Income Fund Inc.

Address for delivery of certificates:	U.S. Bank Trust Services

Trust Services – Attn: Alex Haugen

Attn: Physical Processing, MK-WI-S302

1555 N River Center Drive, Suite 302

Milwaukee, WI 53212

Tax I.D. Number:                46-2081430

Address for notices:                Neuberger Berman MLP Income Fund Inc.
c/o Neuberger Berman Management LLC

605 Third Avenue

New York, NY 10158
Attn:    Mutual Fund Administration
Copy to: General Counsel – Mutual Funds

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

July 14, 2014

By:__/s/ Brian Watson______________________
Name: Brian Watson
Title: Portfolio Manager, SVP

Number of Purchased Units:                        319,661

Commitment Amount:                        $8,397,494.47

Name to be used on certificates:

OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Address for delivery of certificates:	2100 McKinney Avenue Dallas, TX 75201

Fax:    214 740 6041
Attn:    Sean Wells
Tax I.D. Number:                    27-1423380

Address for notices:                    2100 McKinney Avenue
Dallas, TX 75201

Fax:    214 740 6041
Attn:    Brian Watson

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

July 14, 2014

By:__/s/ Brian Watson______________________
Name: Brian Watson
Title: Portfolio Manager, SVP

Number of Purchased Units:                        200

Commitment Amount:                        $5,254

Name to be used on certificates:

OPPENHEIMER STEELPATH MLP MASTER FUND

Address for delivery of certificates:	2100 McKinney Avenue Dallas, TX 75201

Fax:    214 740 6041
Attn:    Sean Wells
Tax I.D. Number:                    46-1504870

Address for notices:                    2100 McKinney Avenue
Dallas, TX 75201

Fax:    214 740 6041
Attn:    Brian Watson

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

July 14, 2014

By:__/s/ Brian Watson______________________
Name: Brian Watson
Title: Portfolio Manager, SVP

Number of Purchased Units:                        565,565

Commitment Amount:                        $14,857,392.55

Name to be used on certificates:

OPPENHEIMER STEELPATH INCOME FUND

Address for delivery of certificates:	2100 McKinney Avenue Dallas, TX 75201

Fax:    214 740 6041
Attn:    Sean Wells
Tax I.D. Number:                    27-1575900

Address for notices:                    2100 McKinney Avenue
Dallas, TX 75201

Fax:    214 740 6041
Attn:    Brian Watson

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

July 14, 2014

By:__/s/ Brian Watson______________________
Name: Brian Watson
Title: Portfolio Manager, SVP

Number of Purchased Units:                        4,435

Commitment Amount:                        $116,507.45

Name to be used on certificates:    AIC/CORNERSTONE ADVISORS INCOME

    OPPORTUNITIES FUND-STEELPATH-209780

Address for delivery of certificates:	C/O OFI Steelpath 2100 McKinney Avenue Dallas, TX 75201

Fax:    214 740 6041
Attn:        Sean Wells
Tax I.D. Number:                    45-5495280

Address for notices:                    2100 McKinney Avenue
Dallas, TX 75201

Fax:    214 740 6041
Attn:    Brian Watson

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

Goldman Sachs MLP Income Opportunities Fund
By: Goldman Sachs Asset Management, L.P., its Investment Adviser

/s/ Collin Bell______________________________
Name: Collin Bell
Title: Managing Director

Number of Purchased Units:                    682,224

Commitment Amount:                $17,922,024.48

Name to be used on certificates:              GOLDMAN SACHS MLP INCOME
OPPORTUNITIES FUND

Address for delivery of certificates:

M/S CCB0501
State Street Bank
1 Iron St
Boston, MA 02110
Fax: 617.369.9843
Attn: John Lewis

Tax I.D. Number:                        46-3405556

Address for notices:
GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND
c/o Goldman Sachs Asset Management, L.P.
200 West Street
New York, New York 10282
Fax: (212) 934-3061
Attn: Ganesh Jois

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

Center Coast MLP & Infrastructure Fund

By:__/s/ Robert T. Chisholm
Name: Robert T. Chisholm
Title: Senior Portfolio Manager & Fund VP

Number of Purchased Units:                465,100

Commitment Amount:                $12,218,177

Name to be used on certificates:        Center Coast MLP & Infrastructure Fund

Address for delivery of certificates:	Center Coast Capital Advisors, LP 1100 Louisiana, Suite 5025
Houston, TX 77002
Fax:    713-759-1401
Attn:    Rachel Hollowell
Tax I.D. Number:                90-1011829

Address for notices:	Center Coast Capital Advisors, LP 1100 Louisiana, Suite 5025
Houston, TX 77002
Fax:    713-759-1401
Attn:    Rachel Hollowell

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

Center Coast Capital Partners, LP

By:__/s/ Robert T. Chisholm
Name: Robert T. Chisholm
Title: Senior Portfolio Manager & Principal

Number of Purchased Units:                128,141

Commitment Amount:                $3,366,264.07

Name to be used on certificates:        Center Coast Capital Partners, LP

Address for delivery of certificates:	Center Coast Capital Advisors, LP 1100 Louisiana, Suite 5025
Houston, TX 77002
Fax:    713-759-1401
Attn:    Rachel Hollowell
Tax I.D. Number:                20-8955910

Address for notices:	Center Coast Capital Advisors, LP 1100 Louisiana, Suite 5025
Houston, TX 77002
Fax:    713-759-1401
Attn:    Rachel Hollowell

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

/s/ Chris Linder

By: AT MLP FUND, LLC
Name: Chris Linder
Title: Senior Vice President

Number of Purchased Units:            444,931

Commitment Amount:            $11,688,337.37

Name to be used on certificates:        AT MLP FUND, LLC

Address for delivery of certificates:	1700 Lincoln St. Suite 255
Denver Co, 80203

Fax:    303-296-0111
Attn:    Amanda Garvey
Tax I.D. Number:                20-8004829

Address for notices:	1700 Lincoln St. Suite 255
Denver Co, 80203

Fax:    303-296-0111
Attn:    Amanda Garvey

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC

By: ClearBridge Investments, LLC as discretionary manager

By:__/s/ Harry D. Cohen
Name: Harry D. Cohen
Title: Chief Investment Officer

Number of Purchased Units:                148,310

Commitment Amount:                $3,896,112.46

Name to be used on certificates:	ClearBridge Energy MLP Total Return Fund Inc

Address for delivery of certificates:	State Street Bank & Trust
Newport Office Center
570 Washington Boulevard
Jersey City, NJ 07310
Attn: 5th floor/NY Window/Robert Mendez
FBO State Street Bank & Trust for account N4CR

Tax I.D. Number:                45-4960969

Address for notices:	ClearBridge Investments, LLC
620 8th Avenue, 47th FL
NY, NY 10018
Fax:    646-390-9414
Attn:    Frank Cusumano

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

CLEARBRIDGE ENERGY MLP FUND INC

By: ClearBridge Investments, LLC as discretionary manager

By:__/s/ Harry D. Cohen
Name: Harry D. Cohen
Title: Chief Investment Officer

Number of Purchased Units:                296,621

Commitment Amount:                $7,792,224.91

Name to be used on certificates:	ClearBridge Energy MLP Fund Inc

Address for delivery of certificates:	State Street Bank & Trust
Newport Office Center
570 Washington Boulevard
Jersey City, NJ 07310
Attn: 5th floor/NY Window/Robert Mendez
FBO State Street Bank & Trust for account N4WP

Tax I.D. Number:                27-2282398

Address for notices:	ClearBridge Investments, LLC
620 8th Avenue, 47th FL
NY, NY 10018
Fax:    646-390-9414
Attn:    Frank Cusumano

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

By:__/s/ David Thayer
Name: David Thayer
Title: Managing Member

Number of Purchased Units:            291,479

Commitment Amount:            $7,657,153.33

Name to be used on certificates:	Harvest MLP Income Fund LLC

Address for delivery of certificates:	c/o Harvest Fund Advisors LLC
100 West Lancaster Avenue, Second Floor
Wayne, PA 19087
Fax:        610-995-9775
Attention:    Anthony Merhige

Tax I.D. Number:                27-2968896

Address for notices:	c/o Harvest Fund Advisors LLC
100 West Lancaster Avenue, Second Floor
Wayne, PA 19087
Fax:        610-995-9775
Attention:    Anthony Merhige

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

By:__/s/ David Thayer
Name: David Thayer
Title: Managing Member

Number of Purchased Units:            142,492

Commitment Amount:            $3,743,264.84

Name to be used on certificates:	Harvest MLP Income Fund III LLC

Address for delivery of certificates:	c/o Harvest Fund Advisors LLC
100 West Lancaster Avenue, Second Floor
Wayne, PA 19087
Fax:        610-995-9775
Attention:    Anthony Merhige

Tax I.D. Number:                45-4090986

Address for notices:	c/o Harvest Fund Advisors LLC
100 West Lancaster Avenue, Second Floor
Wayne, PA 19087
Fax:        610-995-9775
Attention:    Anthony Merhige

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

By:__/s/ David Thayer
Name: David Thayer
Title: Managing Member

Number of Purchased Units:            10,960

Commitment Amount:            $287,919.20

Name to be used on certificates:	Harvest Energy Fund LLC

Address for delivery of certificates:	c/o Harvest Fund Advisors LLC
100 West Lancaster Avenue, Second Floor
Wayne, PA 19087
Fax:        610-995-9775
Attention:    Anthony Merhige

Tax I.D. Number:                46-1071849

Address for notices:	c/o Harvest Fund Advisors LLC
100 West Lancaster Avenue, Second Floor
Wayne, PA 19087
Fax:        610-995-9775

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

Attention:    Anthony Merhige

[Signature Page to Common Unit Purchase Agreement]

Exhibit 10.1

Schedule 2.01

Purchaser	Allocated Purchase Amount	Purchased Units

Salient MLP Fund L.P.	$7,213,742.00	274,600

HEB Brand Savings and Retirement Plan Trust	1,333,202,50	50,750

Salient MLP Total Return Fund, L.P.	$941,779.50	35,850

Salient MLP & Energy Infrastructure II	$15,210,330.00	579,000

Salient MLP Fund	$458,411.50	17,450

Salient MLP & Energy Infrastructure	$6,901,129.00	262,700

Salient Midstream & MLP Fund	$7,941,421.00	302,300

Fiduciary / Claymore MLP Opportunity Fund	$13,664,603.20	520,160

Nuveen Energy MLP Total Return Fund	$12,943,097.65	492,695

Nuveen All Cap Energy MLP Opportunities Fund	$3,143,468.20	119,660

Advisory Research MLP & Energy Income Fund	$6,406,858.95	243,885

Teacher’s Retirement System of Oklahoma	$3,493,515.95	132,985

Advisory Research MLP & Energy Infrastructure Fund	$348,471.55	13,265

Neuberger Berman MLP Income Fund Inc.	$28,051,841.56	1,067,828

Oppenheimer Steelpath MLP Select 40 Fund	$8,397,494.47	319,661

Oppenheimer Steelpath MLP Master Fund	$5,254.00	200

Oppenheimer Steelpath Income Fund	$14,857,392.55	565,565

AIC / Cornerstone Advisors Income Opportunities Fund – Steelpath - 209780	$116,507.45	4,435

Goldman Sachs MLP Income Opportunities Fund	$17,922,024.48	682,224

Active 16291992.3

Exhibit 10.1

Center Coast MLP & Infrastructure Fund	$12,218,177.00	465,100

Center Coast Capital Partners, LP	$3,366,264.07	128,141

AT MLP FUND, LLC	$11,688,337.37	444,931

ClearBridge Energy MLP Total Return Fund Inc	$3,896,103.70	148,310

ClearBridge Energy MLP Fund Inc	$7,792,233.67	296,621

Harvest MLP Income Fund LLC	$7,657,153.33	291,479

Harvest MLP Income Fund III LLC	$3,743,264.84	142,492

Harvest Energy Fund LLC	$287,919.20	10,960

TOTAL	$199,999,998.69	7,613,247

Active 16291992.3

Exhibit 10.1

Schedule 3.02
Material Subsidiaries
American Midstream (AlaTenn), LLC
American Midstream (Burns Point), LLC
American Midstream (Lavaca), LLC
American Midstream (Louisiana Intrastate), LLC
American Midstream (Midla), LLC
American Midstream (Mississippi), LLC
American Midstream Offshore (Seacrest), LP
American Midstream Blackwater, LLC
American Midstream Chatom, LLC
American Midstream Marketing, LLC
Blackwater New Orleans, L.L.C.
High Point Gas Transmission, LLC
Mid Louisiana Gas Transmission, LLC

Exhibit 10.1

Schedule 8.07

Purchaser	Contact Information
Salient MLP Fund L.P.	Salient MLP Operations 4265 San Felipe Suite 800 Houston, TX 77027 Fax: 713-993-4098 Attn: Paula Canlas

HEB Brand Savings and Retirement Plan Trust	Salient MLP Operations 4265 San Felipe Suite 800 Houston, TX 77027 Fax: 713-993-4098 Attn: Paula Canlas

Salient MLP Total Return Fund, L.P.	Salient MLP Operations 4265 San Felipe Suite 800 Houston, TX 77027 Fax: 713-993-4098 Attn: Paula Canlas

Salient MLP & Energy Infrastructure II	Salient MLP Operations 4265 San Felipe Suite 800 Houston, TX 77027 Fax: 713-993-4098 Attn: Paula Canlas

Salient MLP Fund	Salient MLP Operations 4265 San Felipe Suite 800 Houston, TX 77027 Fax: 713-993-4098 Attn: Paula Canlas

Salient MLP & Energy Infrastructure	Salient MLP Operations 4265 San Felipe Suite 800 Houston, TX 77027 Fax: 713-993-4098 Attn: Paula Canlas

Salient Midstream & MLP Fund	Salient MLP Operations 4265 San Felipe Suite 800 Houston, TX 77027 Fax: 713-993-4098 Attn: Paula Canlas

Exhibit 10.1

Purchaser	Contact Information
Fiduciary / Claymore MLP Opportunity Fund	Advisory Research, Inc. 8235 Forsyth Blvd, Suite 700 St Louis, MO 63105 Fax: 314-446-1407 Attn: Quinn T, Kiley

Nuveen Energy MLP Total Return Fund	Advisory Research, Inc. 8235 Forsyth Blvd, Suite 700 St Louis, MO 63105 Fax: 314-446-1407 Attn: Quinn T, Kiley

Nuveen All Cap Energy MLP Opportunities Fund	Advisory Research, Inc. 8235 Forsyth Blvd, Suite 700 St Louis, MO 63105 Fax: 314-446-1407 Attn: Quinn T, Kiley

Advisory Research MLP & Energy Income Fund	Advisory Research, Inc. 8235 Forsyth Blvd, Suite 700 St Louis, MO 63105 Fax: 314-446-1407 Attn: Quinn T, Kiley

Teacher’s Retirement System of Oklahoma	Advisory Research, Inc. 8235 Forsyth Blvd, Suite 700 St Louis, MO 63105 Fax: 314-446-1407 Attn: Quinn T, Kiley

Advisory Research MLP & Energy Infrastructure Fund	Advisory Research, Inc. 8235 Forsyth Blvd, Suite 700 St Louis, MO 63105 Fax: 314-446-1407 Attn: Quinn T, Kiley

Neuberger Berman MLP Income Fund Inc.	Neuberger Berman MLP Income Fund Inc. c/o Neuberger Berman Management LLC 605 Third Avenue New York, NY 10158 Attn: Mutual Fund Administration Copy to: General Counsel – Mutual Funds

Exhibit 10.1

Purchaser	Contact Information
Oppenheimer Steelpath MLP Select 40 Fund	Oppenheimer Steelpath MLP Select 40 Fund 2100 McKinney Avenue Dallas, TX 75201 Fax: 214-740-6041 Attn: Brian Watson

Oppenheimer Steelpath MLP Master Fund	Oppenheimer Steelpath MLP Master Fund 2100 McKinney Avenue Dallas, TX 75201 Fax: 214-740-6041 Attn: Brian Watson

Oppenheimer Steelpath Income Fund	Oppenheimer Steelpath Income Fund 2100 McKinney Avenue Dallas, TX 75201 Fax: 214-740-6041 Attn: Brian Watson

AIC / Cornerstone Advisors Income Opportunities Fund – Steelpath - 209780	AIC / Cornerstone Advisors Income Opportunities Fund – Steelpath – 209780 2100 McKinney Avenue Dallas, TX 75201 Fax: 214-740-6041 Attn: Brian Watson

Goldman Sachs MLP Income Opportunities Fund	Goldman Sachs MLP Income Opportunities Fund c/o Goldman Sachs Asset Management, L.P. 200 West Street New York, New York 10282 Fax: 212-934-3061 Attn: Ganesh Jois

Center Coast MLP & Infrastructure Fund	Center Coast Capital Advisors, LP 1100 Louisiana, Suite 5025 Houston, TX 77002 Fax: 713-759-1401 Attn: Rachel Hollowell

Center Coast Capital Partners, LP	Center Coast Capital Advisors, LP 1100 Louisiana, Suite 5025 Houston, TX 77002 Fax: 713-759-1401 Attn: Rachel Hollowell

Exhibit 10.1

Purchaser	Contact Information
AT MLP FUND, LLC	AT MLP FUND, LLC 1700 Lincoln St. Suite 255 Denver, CO 80203 Fax: 303-296-0111 Attn: Amanda Garvey

ClearBridge Energy MLP Total Return Fund Inc.	ClearBridge Investments, LLC 620 8th Avenue 47th FL NY, NY 10018 Fax: 646-390-9414 Attn: Frank Cusumano

ClearBridge Energy MLP Fund Inc.	ClearBridge Investments, LLC 620 8th Avenue, 47th FL NY, NY 10018 Fax: 646-390-9414 Attn: Frank Cusumano

Harvest MLP Income Fund LLC	Harvest MLP Income Fund LLC c/o Harvest Fund Advisors LLC 100 West Lancaster Avenue, Second Floor Wayne, PA 19087 Fax: 610-995-9775 Attn: Anthony Merhige

Harvest MLP Income Fund III LLC	Harvest MLP Income Fund III LLC c/o Harvest Fund Advisors LLC 100 West Lancaster Avenue, Second Floor Wayne, PA 19087 Fax: 610-995-9775 Attn: Anthony Merhige

Harvest Energy Fund LLC	Harvest Energy Fund LLC c/o Harvest Fund Advisors LLC 100 West Lancaster Avenue, Second Floor Wayne, PA 19087 Fax: 610-995-9775 Attn: Anthony Merhige

Exhibit 10.1

Exhibit A

Form of Registration Rights Agreement

Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [●], 2014, by and among American Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), and the Purchasers listed on the signature pages to this Agreement (each, a “Purchaser” and collectively, the “Purchasers”).
WHEREAS, this Agreement is made in connection with the Closing of the issuance and sale of Common Units (as defined herein) pursuant to the Common Unit Purchase Agreement, dated as of July 14, 2014, by and among the Partnership and the Purchasers (the “Purchase Agreement”);
WHEREAS, the Partnership has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchasers pursuant to the Purchase Agreement; and
WHEREAS, it is a condition to the obligations of each Purchaser and the Partnership under the Purchase Agreement that this Agreement be executed and delivered.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01    Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement. The terms set forth below are used herein as so defined:
“Affiliate” means, with respect to a specified Person, any other Person, whether now in existence or hereafter created, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by,” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.
“Acquisition” has the meaning specified in the Purchase Agreement.
“Agreement” has the meaning specified in the introductory paragraph.
“Commission” means the United States Securities and Exchange Commission.
“Common Units” means the Common Units of the Partnership representing limited partner interests therein.

Exhibit 10.1

“Effectiveness Period” has the meaning specified in Section 2.01(a).
“General Partner” means American Midstream GP, LLC, a Delaware limited liability company, the general partner of the Partnership.
“Holder” means the record holder of any Registrable Securities.
“Included Registrable Securities” has the meaning specified in Section 2.02(a).
“Liquidated Damages” has the meaning specified in Section 2.01(b).
“Liquidated Damages Multiplier” means the product of $26.27 times the number of Common Units purchased by such Purchaser that may not be disposed of without restriction and without the need for current public information pursuant to any section of Rule 144 under the Securities Act (or any similar provision then in effect).
“Losses” has the meaning specified in Section 2.08(a).
“Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager of such Underwritten Offering.
“NYSE” means The New York Stock Exchange, Inc.
“Opt-Out Notice” has the meaning specified in Section 2.02(a).
“Parity Securities” has the meaning specified in Section 2.02(b).
“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.
“Purchase Agreement” has the meaning specified in the Recitals of this Agreement.
“Purchaser” and “Purchasers” have the meanings specified in the introductory paragraph of this Agreement.
“Purchased Units” means those Common Units purchased pursuant to the Purchase Agreement.
“Registrable Securities” means (i) the Common Units comprising the Purchased Units and (ii) any Common Units issued as Liquidated Damages pursuant to Section 2.01(b), all of which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof.
“Registration Expenses” has the meaning specified in Section 2.07(b).
“Selling Expenses” has the meaning specified in Section 2.07(b).

Exhibit 10.1

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.
“Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which Common Units are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.
Section 1.02    Registrable Securities. Any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) such Registrable Security has been disposed of pursuant to any section of Rule 144 under the Securities Act (or any similar provision then in effect); (c) such Registrable Security is held by the Partnership or one of its subsidiaries or Affiliates; (d) such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities; or (e) such Registrable Security becomes eligible for resale without restriction and without the need for current public information pursuant to any section of Rule 144 under the Securities Act (or any similar provision then in effect), assuming the Holder of such Registrable Security is not an Affiliate of the Partnership.
ARTICLE II
REGISTRATION RIGHTS
Section 2.01    Registration.
(a)    Effectiveness Deadline Promptly following the Closing Date (but no later than the earlier of (i) 5 days following the date the Partnership files a Form 8-K disclosing the financial statements required to be filed pursuant to Rules 3-05 and 11-01 of Regulation S-X promulgated by the Commission and related to the Acquisition and (ii) 90 days following the Closing Date (the “Filing Deadline”)), the Partnership shall prepare and file a registration statement under the Securities Act to permit the public resale of Registrable Securities from time to time as permitted by Rule 415 under the Securities Act (or any similar provision then in effect), with respect to all of the Registrable Securities (the “Registration Statement”). The Registration Statement filed pursuant to this Section 2.01(a) shall be on such appropriate registration form of the Commission as shall be selected by the Partnership so long as it permits the continuous offering of the Registrable Securities pursuant to Rule 415 under the Securities Act (or any similar provision then in effect) at the then prevailing market prices. The Partnership shall use its commercially reasonable efforts to cause the Registration Statement to become effective on or as soon as practicable after the Filing Deadline. Any Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders of any and all Registrable Securities covered by such Registration Statement. The Partnership shall use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 2.01(a) to be effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holders until all Registrable Securities covered by such Registration Statement

Exhibit 10.1

have ceased to be Registrable Securities (the “Effectiveness Period”). The Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that the Registration Statement becomes effective, but in any event within two Business Days of such date, the Partnership shall provide the Holders with written notice of the effectiveness of the Registration Statement.
(b)    Failure To Go Effective. If the Registration Statement required by Section 2.01(a) is not declared effective within 150 days after the Filing Deadline, then each Purchaser shall be entitled to a payment (with respect to the Purchased Units of each such Purchaser), as liquidated damages and not as a penalty, of 0.25% of the Liquidated Damages Multiplier per 30-day period for the first 60 days following the 150th day, increasing by an additional 0.25% of the Liquidated Damages Multiplier per 30-day period for each subsequent 60 days, up to a maximum of 1.00% of the Liquidated Damages Multiplier per 30-day period (the “Liquidated Damages”). The Liquidated Damages payable pursuant to the immediately preceding sentence shall be payable within 10 Business Days after the end of each such 30-day period. Any Liquidated Damages shall be paid to each Purchaser in immediately available funds; provided, however, if the Partnership certifies that it is unable to pay Liquidated Damages in cash because such payment would result in a breach under a credit facility or other debt instrument filed as exhibits to the SEC Documents, then the Partnership shall pay such Liquidated Damages using as much cash as permitted without breaching any such credit facility or other debt instrument and shall pay the balance of any such Liquidated Damages in kind in the form of the issuance of additional Common Units. Upon any issuance of Common Units as Liquidated Damages, the Partnership shall promptly (i) prepare and file an amendment to the Registration Statement prior to its effectiveness adding such Common Units to such Registration Statement as additional Registrable Securities and (ii) prepare and file a supplemental listing application with the NYSE (or such other national securities exchange on which the Registrable Securities are then listed) to list such additional Common Units. The determination of the number of Common Units to be issued as Liquidated Damages shall be equal to the amount of Liquidated Damages divided by the volume weighted average price of the Common Units on the NYSE for the 10 trading days immediately preceding the date on which the Liquidated Damages payment is due. The accrual of Liquidated Damages to a Holder shall cease at the earlier of (A) the Registration Statement becoming effective or (B) when such Holder no longer holds Registrable Securities, and any payment of Liquidated Damages shall be prorated for any period of less than 30 days in which the payment of Liquidated Damages ceases. If the Partnership is unable to cause a Registration Statement to go effective within 150 days after the Filing Deadline as a result of an acquisition, merger, reorganization, disposition or other similar transaction, then the Partnership may request a waiver of the Liquidated Damages, and each Holder may individually grant or withhold its consent to such request in its discretion.

Exhibit 10.1

(c)    Termination of Purchaser’s Rights. A Purchaser’s rights (and any transferee’s rights pursuant to Section 2.10) under this Section 2.01 shall terminate upon the termination of the Effectiveness Period.
Section 2.02    Piggyback Rights.
(a)    Participation. If the Partnership proposes to file (i) a shelf registration statement other than the Registration Statement contemplated by Section 2.01(a), (ii) a prospectus supplement to an effective shelf registration statement, other than the Registration Statement contemplated by Section 2.01(a) of this Agreement and Holders may be included without the filing of a post-effective amendment thereto, or (iii) a registration statement, other than a shelf registration statement, in each case, for the sale of Common Units in an Underwritten Offering for its own account and/or another Person, then as soon as practicable following the engagement of counsel by the Partnership to prepare the documents to be used in connection with an Underwritten Offering, the Partnership shall give notice (including, but not limited to, notification by electronic mail) of such proposed Underwritten Offering to each Holder (together with its Affiliates) holding at least $25 million of the then-outstanding Registrable Securities (based on the Purchase Price per Common Unit under the Purchase Agreement) and such notice shall offer such Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing; provided, however, that if the Partnership has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the price, timing or distribution of the Common Units in the Underwritten Offering, then (A) if no Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter, the Partnership shall not be required to offer such opportunity to the Holders or (B) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.02(b). Any notice required to be provided in this Section 2.02(a) to Holders shall be provided on a Business Day pursuant to Section 3.01 hereof and receipt of such notice shall be confirmed by the Holder. Each such Holder shall then have two Business Days (or one Business Day in connection with any overnight or bought Underwritten Offering) after notice has been delivered to request in writing the inclusion of Registrable Securities in the Underwritten Offering. If no written request for inclusion from a Holder is received within the specified time, each such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Partnership shall determine for any reason not to undertake or to delay such Underwritten Offering, the Partnership may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Partnership of such withdrawal at or prior to the time of pricing of

Exhibit 10.1

such Underwritten Offering. Any Holder may deliver written notice (an “Opt-Out Notice”) to the Partnership requesting that such Holder not receive notice from the Partnership of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Partnership shall not be required to deliver any notice to such Holder pursuant to this Section 2.02(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings by the Partnership pursuant to this Section 2.02(a). The Holders indicated on Schedule A hereto as having opted out shall each be deemed to have delivered an Opt-Out Notice as of the date hereof.
(b)     Priority. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of Common Units included in an Underwritten Offering involving Included Registrable Securities advises the Partnership that the total amount of Common Units that the Selling Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Common Units offered or the market for the Common Units, then the Common Units to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises the Partnership can be sold without having such adverse effect, with such number to be allocated (i) first, to the Partnership and (ii) second, pro rata among the Selling Holders who have requested participation in such Underwritten Offering and any other holder of securities of the Partnership having rights of registration that are neither expressly senior nor subordinated to the Registrable Securities (the “Parity Securities”). The pro rata allocations for each Selling Holder who has requested participation in such Underwritten Offering shall be the product of (A) the aggregate number of Registrable Securities proposed to be sold in such Underwritten Offering multiplied by (B) the fraction derived by dividing (1) the number of Registrable Securities owned on the Closing Date by such Selling Holder by (2) the aggregate number of Registrable Securities owned on the Closing Date by all Selling Holders who have requested participation in such Underwritten Offering plus the aggregate number of Parity Securities owned on the Closing Date by all holders of Parity Securities that are participating in the Underwritten Offering.
(c)    Termination of Piggyback Registration Rights. Each Holder’s rights under Section 2.02 shall terminate upon such Holder (together with its Affiliates) ceasing to hold at least $25 million of Registrable Securities (based on the Purchase Price per Common Unit under the Purchase Agreement).
Section 2.03    Underwritten Offerings.
(a)    General Procedures. In connection with any Underwritten Offering under this Agreement, the Partnership shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and the Partnership shall be obligated to enter into an underwriting agreement that contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement

Exhibit 10.1

and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Partnership to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with the Partnership or the underwriters other than representations, warranties or agreements regarding such Selling Holder, its authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by Law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to the Partnership and the Managing Underwriter; provided, however, that such withdrawal must be made at a time up to and including the time of pricing of such Underwritten Offering. No such withdrawal or abandonment shall affect the Partnership’s obligation to pay Registration Expenses.
(b)    No Demand Rights. Notwithstanding any other provision of this Agreement, no Holder shall be entitled to any “demand” rights or similar rights that would require the Partnership to effect an Underwritten Offering solely on behalf of the Holders.
Section 2.04    Sale Procedures. In connection with its obligations under this Article II, the Partnership will, as expeditiously as possible:
(a)    prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;
(b)    if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from the Registration Statement and the Managing Underwriter at any time shall notify the Partnership in writing that, in the sole judgment of such Managing Underwriter, inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Partnership shall use its commercially reasonable efforts to include such information in such prospectus supplement;
(c)    furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or such other registration statement or

Exhibit 10.1

supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;
(d)    if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; provided, however, that the Partnership will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;
(e)    promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the filing of the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement contemplated by this Agreement or any post-effective amendment thereto, when the same has become effective; and (ii) any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement thereto;
(f)    immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which such statement is made); (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Partnership of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Partnership agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

Exhibit 10.1

(g)    upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;
(h)    in the case of an Underwritten Offering, furnish upon request, (i) an opinion of counsel for the Partnership, and a letter of like kind dated the date of the closing under the underwriting agreement, and (ii) a “cold comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Partnership’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “cold comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as have been customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities by the Partnership and such other matters as such underwriters and Selling Holders may reasonably request;
(i)    otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
(j)    make available to the appropriate representatives of the Managing Underwriter and Selling Holders access to such information and Partnership personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided, that the Partnership need not disclose any non-public information to any such representative unless and until such representative has entered into a confidentiality agreement with the Partnership satisfactory to the Partnership;
(k)    cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Partnership are then listed;
(l)    use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Partnership to enable the Selling Holders to consummate the disposition of such Registrable Securities;
(m)    provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
(n)    enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities; and

Exhibit 10.1

(o)    if requested by a Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.
The Partnership will not name a Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act in any Registration Statement without such Holder’s consent. If the staff of the Commission requires the Partnership to name any Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act, and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on the Registration Statement and such Holder shall no longer be entitled to receive Liquidated Damages under this Agreement with respect thereto and the Partnership.
Each Selling Holder, upon receipt of notice from the Partnership of the happening of any event of the kind described in Section 2.04(f), shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.04(f) or until it is advised in writing by the Partnership that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Partnership, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Partnership (at the Partnership’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
Section 2.05    Cooperation by Holders; No Conflict. The Partnership shall have no obligation to include in the Registration Statement, or in an Underwritten Offering, Common Units of a Selling Holder who has failed to timely furnish such information that the Partnership determines, after consultation with counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act. The Partnership hereby represents and warrants to the Holders that the registration rights granted under this Agreement do not conflict with, and are not subordinate in any manner to, registration rights that have been granted by the Partnership to any other Person.
Section 2.06    Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities agrees to enter into a customary letter agreement with underwriters providing such Holder will not effect any public sale or distribution of Registrable Securities during the 60 calendar day period beginning on the date of a prospectus or prospectus supplement filed with the Commission with respect to the pricing of any Underwritten Offering, provided that (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the Partnership or the officers,

Exhibit 10.1

directors or any other Affiliate of the Partnership on whom a restriction is imposed and (ii) the restrictions set forth in this Section 2.06 shall not apply to any Registrable Securities that are included in such Underwritten Offering by such Holder. In addition, this Section 2.06 shall not apply to any Holder that is not entitled to participate in such Underwritten Offering, whether because such Holder delivered an Opt-Out Notice prior to receiving notice of the Underwritten Offering or because such Holder holds less than $25 million of the then-outstanding Registrable Securities.
Section 2.07    Expenses.
(a)    Expenses. The Partnership will pay all reasonable Registration Expenses as determined in good faith, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder. In addition, except as otherwise provided in Section 2.08 hereof, the Partnership shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.
(b)    Certain Definitions. “Registration Expenses” means all expenses incident to the Partnership’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01 or an Underwritten Offering covered under this Agreement, and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws (other than fees and expenses of counsel to the Managing Underwriter in connection with an Underwritten Offering), fees of the Financial Industry Regulatory Authority, Inc., fees of transfer agents and registrars, all word processing, duplicating and printing expenses, any transfer taxes and the fees and disbursements of counsel and independent public accountants for the Partnership, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. “Selling Expenses” means all underwriting fees, discounts and selling commissions or similar fees or arrangements allocable to the sale of the Registrable Securities.
Section 2.08    Indemnification.
(a)    By the Partnership. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Partnership will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees and agents, and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light

Exhibit 10.1

of the circumstances in which such statement is made) contained in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Partnership will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in the Registration Statement or such other registration statement contemplated by this Agreement, or any preliminary prospectus, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereto, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder Indemnified Person, and shall survive the transfer of such securities by such Selling Holder.
(b)    By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Partnership, the General Partner, its directors, officers, employees and agents and each Person, if any, who controls the Partnership within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Partnership to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Registration Statement or any other registration statement contemplated by this Agreement, or any preliminary prospectus, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.
(c)    Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve the indemnifying party from its obligations hereunder, except to the extent that the indemnifying party is materially prejudiced by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.08 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of

Exhibit 10.1

liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against it with respect to which it is entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, does not include any admission of culpability or wrongdoing on the part of, and includes a complete and unconditional release from all liability of, the indemnified party.
(d)    Contribution. If the indemnification provided for in this Section 2.08 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of or in addition to indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

Exhibit 10.1

(e)    Other Indemnification. The provisions of this Section 2.08 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.
Section 2.09    Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Partnership agrees to use its commercially reasonable efforts to:
(a)    make and keep public information regarding the Partnership available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;
(b)    file with the Commission in a timely manner all reports and other documents required of the Partnership under the Securities Act and the Exchange Act at all times from and after the date hereof; and
(c)    so long as a Holder owns any Registrable Securities, furnish, unless otherwise available on EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Partnership, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.
Section 2.10    Transfer or Assignment of Registration Rights. The rights to cause the Partnership to register Registrable Securities granted to the Purchasers by the Partnership under this Article II may be transferred or assigned by any Purchaser to one or more transferee(s) or assignee(s) of such Registrable Securities; provided, however, that (a) unless such transferee is an Affiliate of such Purchaser, each such transferee or assignee holds Registrable Securities representing at least $25 million of the Purchased Units, based on the Purchase Price per Common Unit under the Purchase Agreement, (b) the Partnership is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee assumes in writing responsibility for its portion of the obligations of such Purchaser under this Agreement.
Section 2.11    Limitation on Subsequent Registration Rights. From and after the date hereof, the Partnership shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any current or future holder of any securities of the Partnership that would allow such current or future holder to require the Partnership to include securities in any registration statement filed by the Partnership on a basis that is superior in any way to the rights granted to the Purchasers hereunder.

Exhibit 10.1

ARTICLE III
MISCELLANEOUS
Section 3.01    Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:
(a)    if to Purchaser, to the address set forth in Schedule 8.07 to the Purchase Agreement;
(b)    if to a transferee of Purchaser, to such Holder at the address provided pursuant to Section 2.09 above; and
(c)    if to the Partnership, to:
1400 16th St., Suite 310
Denver CO 80202
Attention: General Counsel
Facsimile: 720.457.6040

With a copy to (which shall not constitute notice):
Holland & Hart LLP
555 17th Street, Suite 3200
Denver, CO 80202
Attention: Lucy Schlauch Stark
Facsimile: 303.291.9145
Email: mlstark@hollandhart.com

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by courier service or any other means.
Section 3.02    Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.
Section 3.03    Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred or assigned by such Purchaser in accordance with Section 2.10 hereof.
Section 3.04    Recapitalization, Exchanges, Etc. Affecting the Common Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all units of the Partnership or any successor or assign of the Partnership (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in

Exhibit 10.1

substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, unit splits, recapitalizations, pro rata distributions of units and the like occurring after the date of this Agreement.
Section 3.05    Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.
Section 3.06    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, including facsimile or .pdf counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
Section 3.07    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
Section 3.08    Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD APPLY THE LAWS OF ANY OTHER STATE.
Section 3.09    Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.
Section 3.10    Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Partnership set forth herein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.
Section 3.11    Amendment. This Agreement may be amended only by means of a written amendment signed by the Partnership and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

Exhibit 10.1

Section 3.12    No Presumption. If any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
Section 3.13    Aggregation of Purchased Units. All Purchased Units held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
Section 3.14    Obligations Limited to Parties to Agreement. Each of the Parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers shall have any obligation hereunder and that, notwithstanding that one or more of the Purchasers may be a corporation, partnership or limited liability company, no recourse under this Agreement or the Purchase Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchaser or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise by incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers under this Agreement or the Purchase Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any assignee of a Purchaser hereunder.
Section 3.15    Interpretation. Article and Section references to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Purchaser under this Agreement, such action shall be in such Purchaser’s sole discretion unless otherwise specified.

Section 3.16    Independent Nature of Purchaser’s Obligations. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be

Exhibit 10.1

entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
[Signature pages to follow]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.
AMERICAN MIDSTREAM PARTNERS, LP

By:
American Midstream GP, LLC,
its General Partner

By:
Name: Daniel C. Campbell
Title: Senior Vice President and
Chief Financial Officer

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.
PURCHASER:

By:_________________________________
Name:
Title:

Exhibit 10.1

Exhibit B

Form of Holland & Hart Legal Opinion

Holland & Hart LLP, counsel for the Partnership, shall have furnished to the Purchasers its opinion, subject to customary qualifications, exceptions, assumptions, and limitations, dated the Closing Date and addressed to the Purchasers, to the effect that:

i.    The Partnership is validly existing in good standing as a limited partnership under the Delaware LP Act, is duly registered or qualified to do business and is in good standing as a foreign limited partnership under the laws of the jurisdictions set forth opposite its name on Schedule I to the Opinion, and has all requisite limited partnership power necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, in each case as described in the SEC Documents.

ii.    Each of the General Partner and the Operating Company is validly existing in good standing as a limited liability company under the Delaware LLC Act, is duly registered or qualified to do business and is in good standing as a foreign limited liability company under the laws of the jurisdictions set forth opposite its name on Schedule I to the Opinion, and has all requisite limited liability company power necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, in each case as described in the SEC Documents.

iii.    The General Partner owns [●] Common Units (the “GP Common Units”), [●] Series B Units, and 100% of the Incentive Distribution Rights; all of such GP Common Units, Series B Units and Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and they are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

iv.    The General Partner is the sole general partner of the Partnership and is the record holder of a [●]% general partner interest in the Partnership represented by [●] general partner units in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement.

v.    The Purchased Units and the limited partner interests represented thereby have been duly authorized for issuance and sale to the Purchasers in accordance with the Partnership Agreement and, when issued and delivered on behalf of the Partnership to the Purchasers against payment therefor in accordance with the terms of the Purchase Agreement, will be validly issued in accordance with the Partnership Agreement, fully paid (to the extent required under the

Exhibit 10.1

Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

vi.    None of the offering, issuance and sale by the Partnership of the Purchased Units or the execution and delivery by the Partnership of, and performance by the Partnership of its obligations under, the Basic Documents (A) constitutes or will constitute a violation of the certificate of limited partnership of the Partnership, the Partnership Agreement or any organizational documents of any of the Partnership’s Material Subsidiaries, (B) without duplication of sub-clause (A), constitutes or will constitute a breach or violation of, or a default under (or an event that, with notice or lapse of time or both, would constitute such a default), any agreement filed as an exhibit to the SEC Documents, or (C) violates or will violate the Delaware LP Act, the Delaware LLC Act or any applicable Law of the United States of America, which in the case of either sub-clause (B) or (C) of this paragraph (vi) would reasonably be expected to have a Partnership Material Adverse Effect; provided, however, that no opinion is expressed pursuant to this paragraph with respect to securities Laws or anti-fraud Laws.

vii.    The execution and delivery by the Partnership of, and the performance by the Partnership of its obligations under, each of the Purchase Agreement and the Registration Rights Agreement have been duly authorized by all necessary limited partnership action on the part of the Partnership, and each of the Purchase Agreement and the Registration Rights Agreement has been validly executed and delivered on behalf of the Partnership.

viii.    Except as required by the Commission in connection with the Partnership’s obligations under the Registration Rights Agreement (including the registration statements referenced therein), no authorization, consent, approval, waiver, license, qualification or written exemption from, and no filing, declaration, qualification or registration with, any Governmental Authority is required in connection with the execution or delivery by the Partnership of, or the performance by the Partnership of its obligations under, any of the Basic Documents, except (i) those that have been obtained or may be required under the federal securities Laws or state securities or “Blue Sky” Laws of any jurisdiction, as to which we do not express any opinion, (ii) such consents that are not customarily obtained or made prior to the consummation of transactions such as those contemplated by the Basic Documents, and (iii) such consents and approvals that, if not obtained, would not, individually or in the aggregate, reasonably be expected to have a Partnership Material Adverse Effect.

ix.    The Partnership is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

x.    Assuming the accuracy of the representations and warranties of the Partnership and each Purchaser contained in the Purchase Agreement, the issuance and sale of the

Exhibit 10.1

Purchased Units pursuant to the Purchase Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended.